UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You currently may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:

John R. Bell	Class A LSFAX

Michael L. Klawitter, CFA®	Class C LSFCX

Loomis, Sayles & Company, L.P.	Class N LSFNX

Class Y LSFYX

Investment Goal

The Fund seeks to provide a high level of current income.

Market Conditions

While many markets demonstrated risk-on behavior during the period, the loan market was characterized by “liquidity-on” behavior. A strong preference for liquidity and quality resulted in unusual technical factors including quality-driven price bifurcation, a lack of retail buying and cautious collateralized loan obligation (CLO) behavior. Higher quality loans enjoyed a stronger bid based on liquidity and quality while the bid prices of single-B rated loans were more reactive to company earnings than usual. At the end of the period, double-B rated loans had an average price of $99.14, while single-B rated loans had an average price of $96.27.

Regarding supply and demand, loan issuance was relatively low at $483.4 billion, and CLO formation, though lighter than the prior 12-month period, was relatively strong at $115.6 billion. Given persistent outflows from retail loan mutual funds, CLOs consumed the majority of primary issuance. The benchmark loan index grew in value to $1.19 trillion.

Performance Results

For the 12 months ended November 30, 2019, Class Y shares of the Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 1.49% at net asset value. The Fund underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 4.21% for the period.

Explanation of Fund Performance1

Given risks present in the market, we continued reducing exposure to loans with potentially higher market sensitivity, while adding a modest US Treasury position. Our aim is to balance risk and return in an uncertain environment by focusing on credit selection and generating a relatively high level of current income. We maintain a fundamentally positive intermediate view of the US loan market, and there were no significant shifts in our long-term macroeconomic views during the reporting period. We believe the Federal Reserve has completed its current easing campaign and are pricing in a period of steady interest rates in our return models. We target a yield advantage for the Fund versus the benchmark in most market conditions.

(1)

Industry classifications mentioned in this commentary are based on Standard & Poor’s Global Ratings classifications, as this fund uses the S&P/LSTA Leveraged Loan Index as its benchmark. This differs from the classifications used in the portfolio of investments for this fund beginning on page 7.

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Security selection, particularly among single-B loans, detracted from performance during the period, driven by a few names on which we remain generally more constructive than their current prices imply. The Fund’s best performing industries were equipment leasing, broadcast radio and television, and drugs, while the worst performing industries were oil and gas, home furnishings, and aerospace and defense. Our second lien loan positions, which are subordinate to more senior loans, underperformed the benchmark, detracting from overall performance. Our relatively small allocation to high yield corporate bonds detracted from performance over the period.

The Fund is currently positioned with about 89% bank loans, 4% bonds, 2% Treasuries and 5% held in short-term investments on a trade-date basis. We continue to believe high yield market yields in general look unattractive when compared to bank loans. The Fund’s exposure to second liens decreased during the period as the inventory available in the market has declined.

Outlook

Given our relatively constructive view of intermediate fundamentals, we do not expect to add much more Treasury exposure unless we receive a strong risk-off signal from our models. As always, portfolio construction will reflect both our bottom-up and top-down views. We expect 2020 CLO formation to be moderately down from 2019 issuance. Retail demand tends to be correlated to interest rates; however, many loans are at a discount to par and offer compelling yields. This condition could increase interest in an asset class often thought of only as a bet on higher rates. The lack of demand for lower quality loans may continue to reduce primary issuance. Maturities remain years in the future with only 4.3% of the loan market maturing in the next two calendar years. We expect loan default rates to be lower than historical averages in 2020.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2011 (inception) through November 30, 2019

See notes to chart on page 3.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Average Annual Total Returns — November 30, 20194

					Expense Ratios[5]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 9/30/11)[1]			Class Y/A/C	Class N
NAV	1.49%	3.51%	5.37%	—%	0.80%	0.80%

Class A (Inception 9/30/11)
NAV	1.23	3.25	5.10	—	1.05	1.05
With 3.50% Maximum Sales Charge	-2.32	2.51	4.64	—

Class C (Inception 9/30/11)
NAV	0.36	2.44	4.31	—	1.80	1.80
With CDSC[2]	-0.59	2.44	4.31	—

Class N (Inception 3/31/2017)
NAV	1.54	—	—	2.96	0.95	0.74

Comparative Performance
S&P/LSTA Leveraged Loan Index[3]	4.21	3.85	4.89	3.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	The S&P/LSTA Leveraged Loan Index covers loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/20. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2019 through November 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2019	ENDING ACCOUNT VALUE 11/30/2019	EXPENSES PAID DURING PERIOD* 6/1/2019 – 11/30/2019
Class A
Actual	$1,000.00	$996.20	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32
Class C
Actual	$1,000.00	$991.30	$8.99
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10
Class N
Actual	$1,000.00	$997.80	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80
Class Y
Actual	$1,000.00	$997.50	$4.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05

*

Expenses are equal to the Fund’s annualized expense ratio after waiver/reimbursement: 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 88.6% of Net Assets
	Aerospace & Defense — 2.0%
$11,519,760	Advanced Integration Technology LP, 2017 Term Loan B, 1-month LIBOR + 4.750%, 6.452%, 4/03/2023(a)	$11,174,168
15,861,197	Constellis Holdings LLC, 2017 1st Lien Term Loan, LIBOR + 5.000%, 6.927%, 4/21/2024(b)(c)(d)	7,811,639
9,700,000	DynCorp International, Inc., 2019 Term Loan B, 1-month LIBOR + 6.000%, 7.765%, 8/18/2025(a)	9,603,000
10,060,817	MHVC Acquisition Corp., 2017 Term Loan, 1-month LIBOR + 5.250%, 6.960%, 4/29/2024(a)	10,010,513
9,708,692	TransDigm, Inc., 2018 Term Loan E, 1-month LIBOR + 2.500%, 4.202%, 5/30/2025(a)	9,695,877

		48,295,197

	Airlines — 0.3%
7,953,336	Allegiant Travel Co., Term Loan B, 3-month LIBOR + 4.500%, 6.394%, 2/05/2024(a)	7,978,230

	Automotive — 5.4%
2,414,063	American Axle & Manufacturing, Inc., Term Loan B, LIBOR + 2.250%, 4.006%, 4/06/2024(b)	2,368,364
14,511,889	BBB Industries U.S. Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.500%, 6.202%, 8/01/2025(a)	14,031,256
5,709,000	Belron Finance US LLC, 2019 USD Term Loan B, 3-month LIBOR + 2.500%, 4.436%, 10/30/2026(a)	5,721,503
13,434,085	Capital Automotive LP, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.710%, 3/24/2025(a)	13,442,549
15,757,838	Dayco Products LLC, 2017 Term Loan B, 3-month LIBOR + 4.250%, 6.159%, 5/19/2023(a)	13,709,319
1,324	DexKo Global, Inc., 2018 USD Term Loan, 1-month LIBOR + 3.500%, 5.202%, 7/24/2024(a)	1,304
4,854,872	Gates Global LLC, 2017 USD Repriced Term Loan B, 1-month LIBOR + 2.750%, 4.452%, 4/01/2024(a)	4,838,414
12,502,837	Holley Purchaser, Inc., Term Loan B, 3-month LIBOR + 5.000%, 6.927%, 10/24/2025(a)	11,815,181
14,038,936	K&N Engineering, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.750%, 6.452%, 10/20/2023(a)	12,354,263
2,836,000	KAR Auction Services, Inc., 2019 Term Loan B6, 1-month LIBOR + 2.250%, 4.000%, 9/19/2026(a)	2,850,180
12,176,382	L&W, Inc., 2018 Term Loan B, 1-month LIBOR + 6.375%, 8.077%, 5/22/2025(a)	11,628,445
12,050,000	Panther BF Aggregator 2 LP, USD Term Loan B, 1-month LIBOR + 3.500%, 5.202%, 4/30/2026(a)	12,042,529
11,278,546	Trico Group LLC, 2019 Incremental Term Loan, 3-month LIBOR + 7.000%, 9.104%, 2/02/2024(a)	10,968,386
10,375,677	Truck Hero, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 4/21/2024(a)	9,692,646
8,285,097	U.S. Farathane LLC, 2017 Term Loan B4, 1-month LIBOR + 3.500%, 5.202%, 12/23/2021(a)	7,042,332

		132,506,671

See accompanying notes to financial statements.

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Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Brokerage — 0.5%
$8,084,375	Citadel Securities LP, Term Loan B, 1-month LIBOR + 3.500%, 5.202%, 2/27/2026(a)	$8,084,375
3,852,045	Edelman Financial Center LLC, 2018 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 8.472%, 7/20/2026(a)	3,742,916

		11,827,291

	Building Materials — 4.4%
1,431,857	Advanced Drainage Systems, Inc., Term Loan B, 3-month LIBOR + 2.250%, 4.000%, 7/31/2026(a)	1,439,918
1,302,928	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 3.702%, 1/15/2027(a)	1,300,283
7,870,274	Big Ass Fans LLC, 2018 Term Loan, 3-month LIBOR + 3.750%, 5.854%, 5/21/2024(a)	7,875,232
16,022,083	CPG International, Inc., 2017 Term Loan, 3-month LIBOR + 3.750%, 5.933%, 5/05/2024(a)	15,811,873
16,886,331	Interior Logic Group Holdings IV LLC, 2018 Term Loan B, 3-month LIBOR + 4.000%, 6.104%, 5/30/2025(a)	15,408,777
13,567,206	Janus International Group LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 2/12/2025(a)	13,295,862
9,205,058	Jeld-Wen, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 2.000%, 4.104%, 12/14/2024(a)	9,202,665
10,655,025	Mannington Mills, Inc., 2019 Term Loan B, 3-month LIBOR + 4.000%, 5.837%, 8/06/2026(a)	10,623,060
12,224,837	NCI Building Systems, Inc., 2018 Term Loan, 1-month LIBOR + 3.750%, 5.509%, 4/12/2025(a)	12,056,746
14,594,630	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.750%, 4.452%, 11/15/2023(a)	14,585,581
6,922,799	Wilsonart LLC, 2017 Term Loan B, 3-month LIBOR + 3.250%, 5.360%, 12/19/2023(a)	6,842,010

		108,442,007

	Cable Satellite — 1.0%
950,047	CSC Holdings LLC, 2019 Delayed Draw Term Loan, 2-month LIBOR + 2.500%, 4.327%, 4/15/2027(a)	950,284
4,750,235	CSC Holdings LLC, 2019 Term Loan B5, 2-month LIBOR + 2.500%, 4.327%, 4/15/2027(a)	4,751,422
4,091,000	Iridium Satellite LLC, Term Loan, 1-month LIBOR + 3.750%, 5.452%, 11/04/2026(a)	4,129,374
8,398,831	Telenet Financing USD LLC, USD Term Loan AN, 1-month LIBOR + 2.250%, 4.015%, 8/15/2026(a)	8,390,264
6,345,584	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 4.265%, 1/31/2028(a)	6,346,473

		24,567,817

	Chemicals — 2.2%
12,378,975	Hexion, Inc., USD Exit Term Loan, 3-month LIBOR + 3.500%, 5.600%, 7/01/2026(a)	12,371,300
9,708,939	Messer Industries GmbH, 2018 USD Term Loan, 3-month LIBOR + 2.500%, 4.604%, 3/01/2026(a)	9,727,775

See accompanying notes to financial statements.

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Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — continued
$3,632,655	Momentive Performance Materials, Inc., Term Loan B, 1-month LIBOR + 3.250%, 4.960%, 5/15/2024(a)	$3,584,994
7,189,670	Natgasoline LLC, Term Loan B, 6-month LIBOR + 3.500%, 5.438%, 11/14/2025(a)	7,225,618
9,723,140	Perstorp Holding AB, USD Term Loan B, 3-month LIBOR + 4.750%, 6.854%, 2/27/2026(a)	9,121,569
12,505,500	Polymer Additives, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 6.000%, 7.702%, 7/31/2025(a)	8,878,905
2,289,000	Univar, Inc., 2019 USD Term Loan B5, 7/01/2026(e)	2,289,664

		53,199,825

	Construction Machinery — 0.5%
2,389,195	Onsite Rental Group Pty Ltd., Term Loan B, 1-month LIBOR + 4.500%, 6.208%, 10/26/2022(a)(c)(d)	2,335,438
3,266,549	Onsite Rental Group Pty Ltd., Note, 6.100%, 10/26/2023(c)(d)(f)	3,168,553
6,439,312	Utility One Source LP, Term Loan B, 1-month LIBOR + 5.500%, 7.202%, 4/18/2023(a)	6,447,362

		11,951,353

	Consumer Cyclical Services — 6.8%
16,271,214	Access CIG LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.536%, 2/27/2025(a)	15,884,773
9,475,000	Access CIG LLC, 2018 2nd Lien Term Loan, 1-month LIBOR + 7.750%, 9.536%, 2/27/2026(a)	9,372,386
16,466,902	ASP MCS Acquisition Corp., Term Loan B, 1-month LIBOR + 4.750%, 6.452%, 5/18/2024(a)	7,389,522
6,722,140	BIFM CA Buyer, Inc., Term Loan B, 1-month LIBOR + 3.750%, 5.452%, 6/01/2026(a)	6,713,737
1,958,665	Boing U.S. Holdco, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.250%, 5.008%, 10/03/2024(a)	1,870,525
7,920,667	Boing U.S. Holdco, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 7.500%, 9.258%, 10/03/2025(a)	7,524,633
15,250,000	Creative Artists Agency LLC, 2019 Term Loan B, 11/27/2026(e)	15,243,595
16,271,351	Cushman & Wakefield U.S. Borrower LLC, 2018 Add On Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 8/21/2025(a)	16,291,690
1,890,000	DG Investment Intermediate Holdings 2, Inc., 2018 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 8.452%, 2/02/2026(a)	1,795,500
9,495,000	Garda World Security Corp., 2019 1st Lien Term Loan B, 3-month LIBOR + 4.750%, 6.660%, 10/30/2026(a)	9,457,020
13,495,556	Imagine! Print Solutions, Inc., 2017 Term Loan, 1-month LIBOR + 4.750%, 6.460%, 6/21/2022(a)(c)(d)	5,375,685
699,932	Mister Car Wash Holdings, Inc., 2019 Delayed Draw Term Loan, 3.500%, 5/14/2026(g)	697,601
13,963,643	Mister Car Wash Holdings, Inc., 2019 Term Loan B, 3-month LIBOR + 3.500%, 5.410%, 5/14/2026(a)	13,917,144
10,559,427	National Intergovernmental Purchasing Alliance Co., 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.854%, 5/23/2025(a)	10,401,036

See accompanying notes to financial statements.

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Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — continued
$3,975,000	ServiceMaster Co., 2019 Term Loan D, 1-month LIBOR + 1.750%, 3.500%, 11/05/2026(a)	$3,979,969
14,567,068	Southern Graphics, Inc., 2018 Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 12/31/2022(a)	8,813,076
5,185,637	Sterling Midco Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.202%, 6/19/2024(a)	5,086,228
4,565,076	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 1-month LIBOR + 5.250%, 6.952%, 6/30/2022(a)	4,555,580
2,366,931	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.702%, 12/19/2023(a)	2,213,080
407	Vestcom Parent Holdings, Inc., 2016 1st Lien Term Loan, Prime + 3.000%, 7.750%, 12/19/2023(a)	380
20,363,319	Xerox Business Services LLC, USD Term Loan B, 1-month LIBOR + 2.500%, 4.202%, 12/07/2023(a)	19,854,236

		166,437,396

	Consumer Products — 8.5%
35,996,740	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 1-month LIBOR + 6.500%, 8.202%, 7/25/2022(a)	30,844,887
14,265,611	Anastasia Parent LLC, 2018 Term Loan B, 3-month LIBOR + 3.750%, 5.677%, 8/11/2025(a)	11,849,444
9,068,361	Augusta Sportswear Group, Inc., Term Loan B, 1-month LIBOR + 4.500%, 6.202%, 10/26/2023(a)	8,796,310
6,106,010	Callaway Golf Co., Term Loan B, 1-month LIBOR + 4.500%, 6.258%, 1/02/2026(a)	6,159,438
9,898,676	CWGS Group LLC, 2016 Term Loan, 1-month LIBOR + 2.750%, 4.534%, 11/08/2023(h)	8,851,099
9,072,190	Global Appliance, Inc., Term Loan B, 1-month LIBOR + 4.000%, 5.710%, 9/29/2024(a)	8,845,385
8,312,171	Highline Aftermarket Acquisition LLC, 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.250%, 4/26/2025(a)	7,470,564
13,343,931	Inmar Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 4.000%, 6.104%, 5/01/2024(a)	12,626,695
9,473,839	Ozark Holdings LLC, Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 7/03/2023(a)	9,355,416
10,061,038	Pelican Products, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.265%, 5/01/2025(a)	9,180,697
16,187,215	Polyconcept Investments BV, USD 2016 Term Loan B, 1-month LIBOR + 3.750%, 5.452%, 8/16/2023(a)	16,065,810
6,571,740	Rodan & Fields LLC, 2018 Term Loan B, 1-month LIBOR + 4.000%, 5.765%, 6/16/2025(a)	4,293,515
4,246,032	Serta Simmons Bedding LLC, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.256%, 11/08/2023(h)	2,475,097
16,335,507	Serta Simmons Bedding LLC, 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 9.722%, 11/08/2024(a)(c)(d)	4,655,619
14,295,755	SIWF Holdings, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.250%, 5.952%, 6/15/2025(a)	14,063,449

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — continued
$13,733,430	Strategic Partners Acquisition Corp., 2016 Term Loan, 1-month LIBOR + 3.750%, 5.452%, 6/30/2023(a)	$13,699,096
14,460,083	Thor Industries, Inc., USD Term Loan B, 1-month LIBOR + 3.750%, 5.563%, 2/01/2026(a)	14,369,708
12,786,592	Weight Watchers International, Inc., 2017 Term Loan B, 3-month LIBOR + 4.750%, 6.860%, 11/29/2024(a)	12,779,559
12,608,868	Wellness Merger Sub, Inc., 1st Lien Term Loan, 3-month LIBOR + 4.250%, 6.159%, 6/30/2024(a)	12,446,718

		208,828,506

	Diversified Manufacturing — 0.9%
9,211,650	Engineered Machinery Holdings, Inc., USD 1st Lien Term Loan, 3-month LIBOR + 3.000%, 5.104%, 7/19/2024(a)	9,027,417
13,898,000	Granite Holdings US Acquisition Co., Term Loan B, 3-month LIBOR + 5.250%, 7.354%, 9/30/2026(a)	13,515,805

		22,543,222

	Electric — 2.6%
3,840,191	Carroll County Energy LLC, Term Loan B, 3-month LIBOR + 3.500%, 5.604%, 2/15/2026(a)	3,840,191
10,121,221	CRCI Longhorn Holdings, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.281%, 8/08/2025(a)	9,577,205
9,349,583	Edgewater Generation LLC, Term Loan, 1-month LIBOR + 3.750%, 5.452%, 12/13/2025(a)	8,849,380
5,632,000	KAMC Holdings, Inc., 2019 Term Loan, 3-month LIBOR + 4.000%, 5.909%, 8/14/2026(h)	5,617,920
10,480,884	Mirion Technologies, Inc., 2019 Term Loan B, 3-month LIBOR + 4.000%, 6.104%, 3/06/2026(a)	10,508,973
7,456,445	Oregon Clean Energy LLC, Term Loan, 1-month LIBOR + 3.750%, 5.452%, 3/01/2026(a)	7,447,125
10,356,523	Revere Power LLC, Term Loan B, 3-month LIBOR + 4.250%, 6.354%, 3/29/2026(a)	10,114,905
1,076,459	Revere Power LLC, Term Loan C, 3-month LIBOR + 4.250%, 6.354%, 3/29/2026(a)	1,051,346
7,511,000	West Deptford Energy Holdings LLC, Term Loan B, 1-month LIBOR + 3.750%, 5.452%, 7/29/2026(a)	7,379,557

		64,386,602

	Environmental — 0.9%
8,752,413	EnergySolutions LLC, 2018 Term Loan B, 3-month LIBOR + 3.750%, 5.854%, 5/09/2025(a)	8,212,652
5,633,000	Terrapure Environmental Ltd., 1st Lien Term Loan, 11/25/2026(e)	5,604,835
9,649,224	Zep, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 4.000%, 6.104%, 8/12/2024(a)	7,429,902

		21,247,389

	Financial Other — 2.2%
17,642,449	Amynta Agency Borrower, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.500%, 6.202%, 2/28/2025(a)	16,407,478

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Financial Other — continued
$13,125,038	AqGen Ascensus, Inc., 2017 Repriced Term Loan, 6-month LIBOR + 4.000%, 6.200%, 12/03/2022(a)	$13,116,900
10,084,987	LifeMiles Ltd., Term Loan B, 1-month LIBOR + 5.500%, 7.202%, 8/18/2022(a)	9,908,500
10,779,000	Teneo Holdings LLC, Term Loan, 1-month LIBOR + 5.250%, 7.015%, 7/11/2025(a)	10,024,470
3,462,322	Victory Capital Holdings, Inc., 2019 Term Loan B, 3-month LIBOR + 3.250%, 5.349%, 7/01/2026(a)	3,476,760

		52,934,108

	Food & Beverage — 1.4%
5,326,000	Atkins Nutritionals Holdings II, Inc., 2017 Term Loan B, 7/07/2024(e)	5,352,630
1,557,000	B&G Foods, Inc., 2019 Term Loan B4, 1-month LIBOR + 2.500%, 4.202%, 10/10/2026(a)	1,566,077
17,404,151	Hearthside Food Solutions LLC, 2018 Term Loan B, 1-month LIBOR + 3.688%, 5.389%, 5/23/2025(a)	16,120,595
2,190,000	Nomad Foods Europe Midco Ltd., 2017 USD Term Loan B4, 1-month LIBOR + 2.250%, 4.015%, 5/15/2024(a)	2,190,000
10,341,083	Sage BorrowCo LLC, Term Loan B, 1-month LIBOR + 4.750%, 6.441%, 6/20/2026(a)	10,379,862

		35,609,164

	Health Insurance — 0.6%
7,716,913	Sedgwick Claims Management Services, Inc., 2018 Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 12/31/2025(a)	7,573,610
8,421,893	Sedgwick Claims Management Services, Inc., 2019 Term Loan B, 1-month LIBOR + 4.000%, 5.702%, 9/03/2026(a)	8,400,838

		15,974,448

	Healthcare — 3.1%
9,189,591	Aveanna Healthcare LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 4.250%, 5.952%, 3/18/2024(a)	8,638,215
7,798,330	Carestream Dental Equipment, Inc, 2017 1st Lien Term Loan, 1-month LIBOR + 3.250%, 4.952%, 9/01/2024(a)	7,193,960
2,350,000	DuPage Medical Group Ltd., 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 8.702%, 8/15/2025(a)	2,273,625
3,401,000	Ensemble RCM LLC, Term Loan, 3-month LIBOR + 3.750%, 5.659%, 8/03/2026(a)	3,403,143
6,512,555	Envision Healthcare Corp., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 10/10/2025(a)	5,104,215
3,723,597	Gentiva Health Services, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.500%, 7/02/2025(a)	3,735,252
1,339,759	GHX Ultimate Parent Corp., 2017 1st Lien Term Loan, 3-month LIBOR + 3.250%, 5.354%, 6/28/2024(a)	1,321,337
9,851,557	Global Education Management Systems Establishment, Term Loan, 3-month LIBOR + 5.000%, 6.909%, 7/31/2026(a)	9,802,299
2,912,570	Life Time Fitness, Inc., 2017 Term Loan B, LIBOR + 2.750%, 4.658%, 6/10/2022(b)	2,912,046
8,174,000	Medical Solutions LLC, 2017 Term Loan, 1-month LIBOR + 4.500%, 6.202%, 6/14/2024(a)	8,133,130

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$5,458,685	National Mentor Holdings, Inc., 2019 Term Loan B, 1-month LIBOR + 4.250%, 5.960%, 3/09/2026(a)	$5,467,801
315,221	National Mentor Holdings, Inc., 2019 Term Loan C, 1-month LIBOR + 4.250%, 5.960%, 3/09/2026(a)	315,747
6,230,815	Onex TSG Intermediate Corp., 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.702%, 7/31/2022(a)	5,763,504
13,388,460	Verscend Holding Corp., 2018 Term Loan B, 1-month LIBOR + 4.500%, 6.202%, 8/27/2025(a)	13,398,501

		77,462,775

	Home Construction — 0.5%
5,171,721	Hayward Industries, Inc., 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.202%, 8/05/2024(a)	5,074,751
6,192,889	LBM Borrower LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 8/20/2022(a)	6,202,550

		11,277,301

	Independent Energy — 0.5%
6,160,000	California Resources Corp., Second Out Term Loan, 1-month LIBOR + 10.375%, 12.077%, 12/31/2021(a)	3,560,480
23,593,712	Gavilan Resources LLC, 2nd Lien Term Loan, 1-month LIBOR + 6.000%, 7.702%, 3/01/2024(a)(c)(d)	8,257,799

		11,818,279

	Industrial Other — 4.1%
7,480,000	APi Group DE, Inc., Term Loan B, 1-month LIBOR + 2.500%, 4.202%, 10/01/2026(a)	7,512,762
10,832,733	ASP Unifrax Holdings, Inc., Term Loan B, 1-month LIBOR + 3.750%, 5.854%, 12/12/2025(a)	8,991,168
7,513,631	CIBT Global, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.854%, 6/03/2024(a)	7,062,813
12,648,095	GI Revelation Acquisition LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 5.000%, 6.702%, 4/16/2025(a)	11,762,729
16,833,199	Harland Clarke Holdings Corp., Term Loan B7, 3-month LIBOR + 4.750%, 6.854%, 11/03/2023(a)	12,777,408
15,438,000	International Textile Group, Inc., 1st Lien Term Loan, 1-month LIBOR + 5.000%, 6.781%, 5/01/2024(a)	12,093,049
7,828,000	International Textile Group, Inc., 2nd Lien Term Loan, 1-month LIBOR + 9.000%, 10.781%, 5/01/2025(a)(c)(d)	5,244,760
10,680,435	NES Global Talent Finance U.S. LLC, 2018 1st Lien Term Loan B, 3-month LIBOR + 5.500%, 7.427%, 5/11/2023(a)	10,627,033
11,383,953	Savage Enterprises LLC, 2018 1st Lien Term Loan B, 1-month LIBOR + 4.000%, 5.770%, 8/01/2025(a)	11,489,710
4,946,603	Sotera Health Holdings LLC, 2019 Incremental Term Loan, 3-month LIBOR + 3.500%, 5.427%, 5/15/2022(a)	4,925,975
9,008,826	WireCo WorldGroup, Inc., 1st Lien Term Loan, 1-month LIBOR + 5.000%, 6.702%, 9/30/2023(a)	8,535,862

		101,023,269

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Integrated Energy — 0.4%
$3,781,000	Matador Bidco S.a.r.l., Term Loan, 6/12/2026(e)	$3,790,452
5,132,000	Matador Bidco S.a.r.l., Term Loan, 1-month LIBOR + 4.750%, 6.452%, 6/12/2026(a)	5,144,830

		8,935,282

	Internet & Data — 3.7%
6,731,905	CareerBuilder LLC, Term Loan, 3-month LIBOR + 6.750%, 8.854%, 7/31/2023(a)	6,673,001
19,490,968	EIG Investors Corp., 2018 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.667%, 2/09/2023(h)	18,321,510
16,593,356	MH Sub I LLC, 2017 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 9/13/2024(a)	16,531,131
8,830,000	MH Sub I LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 7.500%, 9.202%, 9/15/2025(a)	8,830,000
6,908,609	NeuStar, Inc., 2018 Term Loan B4, 1-month LIBOR + 3.500%, 5.202%, 8/08/2024(a)	6,452,641
10,484,568	NeuStar, Inc., 2nd Lien Term Loan, 1-month LIBOR + 8.000%, 9.702%, 8/08/2025(a)(i)	8,911,883
11,859,382	WeddingWire, Inc., 1st Lien Term Loan, 1-month LIBOR + 4.500%, 6.202%, 12/19/2025(a)	11,859,382
13,570,870	Zacapa LLC, 2018 1st Lien Term Loan B, 3-month LIBOR + 5.000%, 7.104%, 7/02/2025(a)	13,587,834

		91,167,382

	Leisure — 2.8%
12,156,699	CDS U.S. Intermediate Holdings, Inc., 2017 1st Lien Term Loan, 3-month LIBOR + 3.750%, 5.854%, 7/08/2022(a)	11,141,615
7,850,316	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.250%, 10.354%, 7/10/2023(a)(c)(d)(i)	6,672,769
9,703,734	Crown Finance U.S., Inc., 2018 USD Term Loan, 1-month LIBOR + 2.250%, 3.952%, 2/28/2025(a)	9,664,919
4,040,000	Crown Finance US, Inc., 2019 Incremental Term Loan, 1-month LIBOR + 2.500%, 4.202%, 9/30/2026(a)	4,032,768
4,897,000	Kingpin Intermediate Holdings LLC, 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.200%, 7/03/2024(a)	4,890,879
14,074,764	Leslie’s Poolmart, Inc., 2016 Term Loan, 1-month LIBOR + 3.500%, 5.344%, 8/16/2023(a)	13,159,905
3,874,290	Playpower, Inc., 2019 Term Loan, 3-month LIBOR + 5.500%, 7.604%, 5/08/2026(a)	3,816,175
9,010,038	Recess Holdings, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 9/30/2024(a)	8,874,887
7,620,000	Thunder Finco Pty Ltd., Term Loan B, 11/20/2026(e)	7,562,850

		69,816,767

	Lodging — 0.6%
1,180,485	Aimbridge Acquisition Co., Inc., 2019 Term Loan B, 1-month LIBOR + 3.750%, 5.458%, 2/02/2026(a)	1,186,387

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Lodging — continued
$13,256,941	Golden Nugget, Inc., 2017 Incremental Term Loan B, LIBOR + 2.750%, 4.683%, 10/04/2023(b)	$13,247,264

		14,433,651

	Media Entertainment — 3.2%
2,624,559	Alpha Media LLC, 2016 Term Loan, 1-month LIBOR + 6.000%, 7.702%, 2/25/2022(a)	2,565,506
10,278,199	Cengage Learning, Inc., 2016 Term Loan B, 1-month LIBOR + 4.250%, 5.952%, 6/07/2023(a)	9,385,949
4,918,000	Diamond Sports Group LLC, Term Loan, 1-month LIBOR + 3.250%, 4.960%, 8/24/2026(a)	4,901,082
12,393,000	ION Media Networks, Inc., 2019 Term Loan B, 1-month LIBOR + 3.000%, 4.750%, 12/18/2024(a)	12,381,350
13,341,324	LSC Communications, Inc., 2017 Term Loan B, 1-week LIBOR + 5.500%, 7.090%, 9/30/2022(a)	8,098,184
18,318,657	McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B, 1-month LIBOR + 4.000%, 5.702%, 5/04/2022(a)	16,687,747
12,195,285	Meredith Corp., 2018 Term Loan B, 1-month LIBOR + 2.750%, 4.452%, 1/31/2025(a)	12,249,676
9,700,000	Metro-Goldwyn-Mayer, Inc., 2018 2nd Lien Term Loan, 1-month LIBOR + 4.500%, 6.210%, 7/03/2026(a)	9,384,750
3,286,586	Project Sunshine IV PTY Ltd., 2017 Term Loan B, 1-month LIBOR + 7.000%, 8.702%, 8/21/2022(a)	3,270,153

		78,924,397

	Metals & Mining — 1.7%
10,841,117	American Rock Salt Co. LLC, 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 3/21/2025(a)	10,854,668
15,764,586	GrafTech Finance, Inc., 2018 Term Loan B, 1-month LIBOR + 3.500%, 5.202%, 2/12/2025(a)	15,370,471
17,974,926	U.S. Silica Co., 2018 Term Loan B, 1-month LIBOR + 4.000%, 5.750%, 5/01/2025(a)	15,267,543

		41,492,682

	Midstream — 1.0%
12,398,925	Lower Cadence Holdings LLC, Term Loan B, 1-month LIBOR + 4.000%, 5.702%, 5/22/2026(a)	11,685,987
12,818,995	Prairie ECI Acquiror LP, Term Loan B, 3-month LIBOR + 4.750%, 6.854%, 3/11/2026(a)	12,274,187

		23,960,174

	Oil Field Services — 0.8%
28,774,882	Covia Holdings Corp., Term Loan, 3-month LIBOR + 4.000%, 6.043%, 6/01/2025(a)	20,136,375

	Packaging — 0.3%
7,251,557	Flex Acquisition Co., Inc., 2018 Incremental Term Loan, 3-month LIBOR + 3.250%, 5.349%, 6/29/2025(a)	7,026,759

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — 0.6%
$9,705,529	Akorn, Inc., Term Loan B, 1-month LIBOR + 7.000%, 8.750%, (0.750% PIK, 8.000% Cash), 4/16/2021(a)(j)	$9,175,219
1,035,811	Bausch Health Cos., Inc., Term Loan B, 11/27/2025(e)	1,039,436
5,184,000	Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, 11/15/2027(e)	5,211,890

		15,426,545

	Property & Casualty Insurance — 2.0%
19,157,387	Confie Seguros Holding II Co., 2016 Term Loan B, 3-month LIBOR + 4.750%, 6.659%, 4/19/2022(a)	18,031,891
2,375,000	Cypress Intermediate Holdings III, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 6.750%, 8.452%, 4/27/2025(a)	2,370,844
15,428,649	Hyperion Insurance Group Ltd., 2017 Repriced Term Loan, 1-month LIBOR + 3.500%, 5.250%, 12/20/2024(a)	15,428,649
10,740,005	Mitchell International, Inc., 2017 1st Lien Term Loan, 1-month LIBOR + 3.250%, 4.952%, 11/29/2024(a)	10,270,130
2,591,000	USI, Inc., 2019 Incremental Term Loan B, 12/02/2026(e)	2,586,673

		48,688,187

	Railroads — 0.2%
4,374,000	Genesee & Wyoming, Inc., Term Loan, 11/06/2026(e)	4,402,912

	Refining — 0.6%
14,578,098	Delek U.S. Holdings, Inc., 2018 Term Loan B, 1-month LIBOR + 2.250%, 3.952%, 3/31/2025(a)	14,374,005
1,496,212	HFOTCO LLC, 2018 Term Loan B, Prime + 1.750%, 6.500%, 6/26/2025(a)	1,494,342

		15,868,347

	REITs – Retail — 1.5%
23,297,834	Brookfield Property REIT, Inc., 1st Lien Term Loan B, 3-month LIBOR + 2.500%, 4.200%, 8/27/2025(a)	22,980,750
14,084,996	Forest City Enterprises LP, 2019 Term Loan B, 12/08/2025(e)	14,111,476

		37,092,226

	Restaurants — 3.3%
7,707,299	Bojangles’ Restaurants, Inc., Term Loan, 1-month LIBOR + 4.750%, 6.452%, 1/28/2026(a)	7,723,330
11,787,882	Flynn Restaurant Group LP, 1st Lien Term Loan, 1-month LIBOR + 3.500%, 5.202%, 6/27/2025(a)	11,115,973
12,437,871	Portillo Restaurant Group (The), Term Loan, 8/02/2024(e)	12,354,911
12,933,333	Portillo’s Holdings LLC, 1st Lien Term Loan, 3-month LIBOR + 4.500%, 6.604%, 8/02/2021(a)	12,847,068
12,504,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 3-month LIBOR + 8.000%, 10.104%, 8/01/2022(a)	12,389,338
20,928,046	Red Lobster Management LLC, Term Loan B, 1-month LIBOR + 5.250%, 6.952%, 7/28/2021(a)	20,090,924
6,125,756	TMK Hawk Parent Corp., 2017 1st Lien Term Loan, LIBOR + 3.500%, 5.273%, 8/28/2024(b)	4,882,227

		81,403,771

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Retailers — 3.6%
$16,727,380	Array Canada, Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.104%, 2/10/2023(a)	$13,423,722
17,078,042	At Home Holding III, Inc., Term Loan, 3-month LIBOR + 3.500%, 5.427%, 6/03/2022(a)	15,370,238
10,870,867	Bass Pro Group LLC, Term Loan B, 1-month LIBOR + 5.000%, 6.702%, 9/25/2024(a)	10,670,408
16,131,011	BDF Acquisition Corp., 1st Lien Term Loan, 1-month LIBOR + 5.250%, 6.952%, 8/14/2023(a)	15,324,460
10,565,975	EG Group Ltd., 2018 USD Term Loan B, 3-month LIBOR + 4.000%, 6.104%, 2/07/2025(a)	10,273,192
5,259,980	Kontoor Brands, Inc., Term Loan B, LIBOR + 4.250%, 5.995%, 5/15/2026(b)	5,246,830
10,755,875	Staples, Inc., 7 Year Term Loan, 1-month LIBOR + 5.000%, 6.781%, 4/16/2026(a)	10,611,639
7,899,469	The Talbots, Inc., 2018 Term Loan B, 1-month LIBOR + 7.000%, 8.702%, 11/28/2022(a)	7,622,988

		88,543,477

	Supermarkets — 0.6%
16,086,191	BI-LO Holding LLC, Exit Term Loan B, 3-month LIBOR + 8.000%, 10.033%, 5/31/2024(h)	14,855,598

	Technology — 10.4%
12,845,086	Almonde, Inc., USD 1st Lien Term Loan, LIBOR + 3.500%, 5.696%, 6/13/2024(b)	12,548,108
13,760,000	Almonde, Inc., USD 2nd Lien Term Loan, 6-month LIBOR + 7.250%, 9.446%, 6/13/2025(a)	13,278,400
8,278,400	Aptean, Inc., 2019 Term Loan, 3-month LIBOR + 4.250%, 6.351%, 4/23/2026(h)	8,181,791
23,857,742	CommScope, Inc., 2019 Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 4/06/2026(a)	23,673,799
10,337,000	Corel Corp., 2019 Term Loan, 2-month LIBOR + 5.000%, 6.909%, 7/02/2026(a)	9,936,441
7,680,000	DCert Buyer, Inc., 2019 Term Loan B, 1-month LIBOR + 4.000%, 5.702%, 10/16/2026(a)	7,617,638
8,360,713	Greeneden U.S. Holdings II LLC, 2018 USD Term Loan B, 1-month LIBOR + 3.250%, 4.952%, 12/01/2023(a)	8,320,415
10,220,000	Helios Software Holdings, Inc., USD Term Loan, 3-month LIBOR + 4.250%, 6.183%, 10/24/2025(a)	10,096,542
16,773,669	Hyland Software, Inc., 2017 2nd Lien Term Loan, 1-month LIBOR + 7.000%, 8.702%, 7/07/2025(a)	16,969,418
8,474,347	IQOR U.S., Inc., 2nd Lien Term Loan, 3-month LIBOR + 8.750%, 10.849%, 4/01/2022(a)(c)(d)	5,508,326
11,053,320	IQOR U.S., Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.099%, 4/01/2021(a)	9,554,932
10,755,500	McAfee LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 8.500%, 10.202%, 9/29/2025(a)	10,790,563
8,463,668	McAfee LLC, 2018 USD Term Loan B, 1-month LIBOR + 3.750%, 5.452%, 9/30/2024(a)	8,470,016
4,801,142	NAVEX TopCo, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 3.250%, 4.960%, 9/05/2025(a)	4,706,847
4,570,000	ON Semiconductor Corp., 2019 Term Loan B, 1-month LIBOR + 2.000%, 3.702%, 9/19/2026(a)	4,586,680

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$6,699,210	Project Alpha Intermediate Holding, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 4.250%, 6.240%, 4/26/2024(a)	$6,693,650
6,527,327	Quest Software U.S. Holdings, Inc., 2018 1st Lien Term Loan, 3-month LIBOR + 4.250%, 6.177%, 5/16/2025(a)(c)(d)	6,490,644
15,452,350	Rocket Software, Inc., 2018 Term Loan, 1-month LIBOR + 4.250%, 5.952%, 11/28/2025(a)	13,918,086
10,365,000	S2P Acquisition Borrower, Inc., Term Loan, 1-month LIBOR + 4.000%, 5.702%, 8/14/2026(a)	10,316,388
10,650,308	Sirius Computer Solutions, Inc., 2019 Term Loan B, 3-month LIBOR + 4.250%, 6.354%, 7/01/2026(a)	10,640,722
13,395,039	SurveyMonkey, Inc., 2018 Term Loan B, 1-week LIBOR + 3.750%, 5.340%, 10/10/2025(a)	13,361,551
3,633,552	Thoughtworks, Inc., 2018 1st Lien Term Loan, 1-month LIBOR + 4.000%, 5.702%, 10/11/2024(a)	3,633,552
13,582,368	Ultimate Software Group, Inc. (The), Term Loan B, 1-month LIBOR + 3.750%, 5.452%, 5/04/2026(a)	13,642,674
14,214,058	Verifone Systems, Inc., 2018 1st Lien Term Loan, 3-month LIBOR + 4.000%, 5.899%, 8/20/2025(a)	13,696,524
10,425,389	Web.com Group, Inc., 2018 Term Loan B, 1-month LIBOR + 3.750%, 5.513%, 10/10/2025(a)	10,238,775

		256,872,482

	Transportation Services — 2.3%
12,490,725	AI Mistral Holdco Ltd., 2017 Term Loan B, 1-month LIBOR + 3.000%, 4.702%, 3/11/2024(a)	9,688,181
9,416,788	Deliver Buyer, Inc., Term Loan B, 3-month LIBOR + 5.000%, 7.104%, 5/01/2024(a)	9,399,179
26,246,944	Uber Technologies, Inc., 2018 Term Loan, 1-month LIBOR + 4.000%, 5.763%, 4/04/2025(a)	25,459,536
12,826,307	Verra Mobility Corp., 2018 1st Lien Term Loan, 1-month LIBOR + 3.750%, 5.452%, 2/28/2025(a)	12,858,373

		57,405,269

	Wireless — 0.3%
7,137,391	Asurion LLC, 2017 2nd Lien Term Loan, 1-month LIBOR + 6.500%, 8.202%, 8/04/2025(a)	7,188,709

	Wirelines — 0.3%
7,729,590	Avaya, Inc., 2018 Term Loan B, 1-month LIBOR + 4.250%, 6.015%, 12/15/2024(a)	7,358,570

	Total Senior Loans (Identified Cost $2,338,755,332)	2,179,310,412

Bonds and Notes — 6.2%
	Automotive — 0.8%
24,071,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	20,580,705

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — 0.4%
$10,455,000	Atotech Alpha 2 BV, 9.500% PIK or 8.750% Cash, 6/01/2023, 144A(k)	$10,324,312

	Financial Other — 0.4%
9,190,000	Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/2023, 144A	9,833,300

	Independent Energy — 0.1%
3,679,000	Bellatrix Exploration Ltd., 8.500%, 9/11/2023(c)(f)(i)(l)(n)	2,207,400
4,009,000	Bellatrix Exploration Ltd., 12.500%, (9.500% PIK, 3.000% Cash), 12/15/2023(c)(f)(i)(l)(m)(n)	—

		2,207,400

	Metals & Mining — 0.5%
5,000,000	Petra Diamonds U.S. Treasury PLC, 7.250%, 5/01/2022	3,331,250
13,095,000	Petra Diamonds U.S. Treasury PLC, 7.250%, 5/01/2022, 144A	8,724,544

		12,055,794

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
7,877,070	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 8.692%, 8/15/2024, 144A(a)	7,957,130

	Oil Field Services — 0.1%
2,315,000	PGS ASA, 7.375%, 12/15/2020, 144A	2,210,825

	Property & Casualty Insurance — 0.9%
21,285,000	Ardonagh Midco 3 PLC, 8.625%, 7/15/2023, 144A	21,082,792

	Treasuries — 2.6%
50,000,000	U.S. Treasury Note, 1.625%, 6/30/2021	49,966,797
15,000,000	U.S. Treasury Note, 1.625%, 8/15/2029	14,777,344

		64,744,141

	Wirelines — 0.1%
5,000,000	Windstream Services LLC/Windstream Finance Corp., 9.000%, 6/30/2025, 144A(n)	1,900,000

	Total Bonds and Notes (Identified Cost $166,516,300)	152,896,399

Shares
Common Stocks — 0.2%
	Chemicals — 0.1%
193,746	Hexion Holdings Corp., Class B(c)(d)(o)	2,324,952

	Energy Equipment & Services — 0.1%
61,854	Ameriforge Group, Inc.(c)(d)(o)	3,340,116

	Oil, Gas & Consumable Fuels — 0.0%
1,474,879	Bellatrix Exploration Ltd.(c)(f)(i)(l)(o)	—

	Specialty Retail — 0.0%
1,790,513	Onsite Rental Group Pty Ltd.(c)(f)(i)(l)(o)	—

	Total Common Stocks (Identified Cost $9,434,417)	5,665,068

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 4.5%
$111,820,516	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2019 at 0.900% to be repurchased at $111,828,902 on 12/02/2019 collateralized by $102,270,000 U.S. Treasury Note, 1.875% due 3/31/2022 valued at $103,146,352; $10,645,000 U.S. Treasury Note, 2.875% due 10/15/2021 valued at $10,917,193 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $111,820,516)	$111,820,516

	Total Investments — 99.5% (Identified Cost $2,626,526,565)	2,449,692,395
	Other assets less liabilities — 0.5%	11,439,573

	Net Assets — 100.0%	$2,461,131,968

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of November 30, 2019 is disclosed.
(b)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2019. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At November 30, 2019, the value of these securities amounted to $61,186,300 or 2.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Position is unsettled. Contract rate was not determined at November 30, 2019 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(f)	Securities subject to restriction on resale. At November 30, 2019, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
Bellatrix Exploration Ltd., 8.500%	6/04/2019	$3,605,420	$2,207,400	0.1%
Bellatrix Exploration Ltd., 12.500%, (9.500% PIK, 3.000% Cash)	6/04/2019	2,645,940	—	—
Bellatrix Exploration Ltd.	6/04/2019	1,853,525	—	—
Onsite Rental Group Pty Ltd.	11/03/2017	—	—	—
Onsite Rental Group Pty Ltd., Note	11/03/2017	2,384,581	3,168,553	0.1%

(g)	Unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2 of Notes to Financial Statements.
(h)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2019.
(i)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(j)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended November 30, 2019, interest payments were made in cash and principal.

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(k)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended November 30, 2019, interest payments were made in cash.
(l)	Fair valued by the Fund’s adviser. At November 30, 2019, the value of these securities amounted to $2,207,400 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(m)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were made during the period.
(n)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(o)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the value of Rule 144A holdings amounted to $82,613,608 or 3.4% of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

Industry Summary at November 30, 2019

Technology	10.4%
Consumer Products	8.5
Consumer Cyclical Services	6.8
Automotive	6.2
Building Materials	4.4
Industrial Other	4.1
Internet & Data	3.7
Retailers	3.6
Restaurants	3.3
Media Entertainment	3.2
Healthcare	3.1
Property & Casualty Insurance	2.9
Leisure	2.8
Chemicals	2.7
Treasuries	2.6
Electric	2.6
Financial Other	2.6
Transportation Services	2.3
Metals & Mining	2.2
Aerospace & Defense	2.0
Other Investments, less than 2% each	15.0
Short-Term Investments	4.5

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Statement of Assets and Liabilities

November 30, 2019

ASSETS
Investments at cost	$2,626,526,565
Net unrealized depreciation	(176,834,170)

Investments at value	2,449,692,395
Cash	3,258,062
Receivable for Fund shares sold	5,305,038
Receivable for securities sold	84,144,515
Receivable for unfunded loan commitments sold (Note 2)	118,735
Interest receivable	11,730,412
Prepaid expenses (Note 7)	506,147

TOTAL ASSETS	2,554,755,304

LIABILITIES
Payable for securities purchased	83,249,617
Unfunded loan commitments (Note 2)	819,264
Payable for Fund shares redeemed	4,244,531
Distributions payable	3,181,218
Management fees payable (Note 5)	1,149,067
Deferred Trustees’ fees (Note 5)	216,697
Administrative fees payable (Note 5)	87,207
Payable to distributor (Note 5d)	35,895
Other accounts payable and accrued expenses	639,840

TOTAL LIABILITIES	93,623,336

NET ASSETS	$2,461,131,968

NET ASSETS CONSIST OF:
Paid-in capital	$2,876,402,585
Accumulated loss	(415,270,617)

NET ASSETS	$2,461,131,968

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$297,634,399

Shares of beneficial interest	32,510,440

Net asset value and redemption price per share	$9.16

Offering price per share (100/96.50 of net asset value) (Note 1)	$9.49

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$233,386,865

Shares of beneficial interest	25,577,418

Net asset value and offering price per share	$9.12

Class N shares:
Net assets	$241,921

Shares of beneficial interest	26,393

Net asset value, offering and redemption price per share	$9.17

Class Y shares:
Net assets	$1,929,868,783

Shares of beneficial interest	210,560,607

Net asset value, offering and redemption price per share	$9.17

See accompanying notes to financial statements.

|  22

Statement of Operations

For the Year Ended November 30, 2019

INVESTMENT INCOME
Interest	$229,303,631

Expenses
Management fees (Note 5)	19,402,434
Service and distribution fees (Note 5)	3,875,294
Administrative fees (Note 5)	1,423,321
Trustees’ fees and expenses (Note 5)	134,813
Transfer agent fees and expenses (Notes 5 and 6)	2,462,854
Audit and tax services fees	86,388
Commitment fees (Note 7)	1,981,295
Custodian fees and expenses	378,907
Interest expense (Note 8)	348,756
Legal fees (Note 7)	102,685
Registration fees	190,827
Shareholder reporting expenses	183,661
Miscellaneous expenses (Note 7)	604,250

Total expenses	31,175,485
Less waiver and/or expense reimbursement (Note 5)	(1,074,916)

Net expenses	30,100,569

Net investment income	199,203,062

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investments	(100,995,097)
Net change in unrealized appreciation (depreciation) on:
Investments	(55,600,205)

Net realized and unrealized loss on investments	(156,595,302)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,607,760

See accompanying notes to financial statements.

23  |

Statement of Changes in Net Assets

	Year Ended November 30, 2019	Year Ended November 30, 2018
FROM OPERATIONS:
Net investment income	$199,203,062	$205,111,045
Net realized loss on investments	(100,995,097)	(15,079,426)
Net change in unrealized appreciation (depreciation) on investments	(55,600,205)	(95,731,738)

Net increase in net assets resulting from operations	42,607,760	94,299,881

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,587,758)	(30,019,384)
Class C	(15,323,348)	(16,020,827)
Class N	(14,378)	(7,205)
Class Y	(161,058,588)	(163,640,047)

Total distributions	(200,984,072)	(209,687,463)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(1,351,606,447)	1,137,846,584

Net increase (decrease) in net assets	(1,509,982,759)	1,022,459,002
NET ASSETS
Beginning of the year	3,971,114,727	2,948,655,725

End of the year	$2,461,131,968	$3,971,114,727

See accompanying notes to financial statements.

|  24

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$9.62		$9.89	$9.88		$9.69		$10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		0.53	0.51		0.56		0.55
Net realized and unrealized gain (loss)	(0.45)		(0.26)	0.03		0.21		(0.68)

Total from Investment Operations	0.12		0.27	0.54		0.77		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)		(0.54)	(0.53)		(0.58)		(0.58)

Net asset value, end of the period	$9.16		$9.62	$9.89		$9.88		$9.69

Total return(b)	1.23	%(c)	2.78%	5.53	%(c)	8.31	%(c)	(1.33	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$297,634		$532,551	$450,633		$367,850		$361,834
Net expenses	1.06	%(d)(e)	1.05%	1.05	%(d)	1.05	%(d)	1.07	%(d)(f)
Gross expenses	1.09	%(e)	1.05%	1.08%		1.13%		1.08	%(f)
Net investment income	6.03%		5.42%	5.14%		5.84%		5.45%
Portfolio turnover rate	52%		65%	87%		75%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.08%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.

See accompanying notes to financial statements.

25  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$9.59		$9.86	$9.85		$9.67		$10.38

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.50		0.46	0.43		0.49		0.48
Net realized and unrealized gain (loss)	(0.46)		(0.26)	0.03		0.20		(0.68)

Total from Investment Operations	0.04		0.20	0.46		0.69		(0.20)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)		(0.47)	(0.45)		(0.51)		(0.51)

Net asset value, end of the period	$9.12		$9.59	$9.86		$9.85		$9.67

Total return(b)	0.36	%(c)	2.02%	4.76	%(c)	7.41	%(c)	(2.06	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$233,387		$337,088	$318,635		$300,811		$287,330
Net expenses	1.81	%(d)(e)	1.80%	1.80	%(d)	1.80	%(d)	1.82	%(d)(f)
Gross expenses	1.84	%(e)	1.80%	1.83%		1.88%		1.83	%(f)
Net investment income	5.28%		4.66%	4.38%		5.10%		4.71%
Portfolio turnover rate	52%		65%	87%		75%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.83%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.81%.

See accompanying notes to financial statements.

|  26

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class N
	Year Ended November 30, 2019		Year Ended November 30, 2018	Period Ended November 30, 2017*
Net asset value, beginning of the period	$9.63		$9.90	$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.60		0.57	0.37
Net realized and unrealized gain (loss)	(0.45)		(0.27)	(0.05)

Total from Investment Operations	0.15		0.30	0.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)		(0.57)	(0.38)

Net asset value, end of the period	$9.17		$9.63	$9.90

Total return(b)	1.54%		3.08%	3.28	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$242		$191	$104
Net expenses(d)	0.76	%(e)	0.74%	0.75	%(f)
Gross expenses	1.11	%(e)	0.95%	0.92	%(f)
Net investment income	6.33%		5.77%	5.63	%(f)
Portfolio turnover rate	52%		65%	87	%(g)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.75% and the ratio of gross expenses would have been 1.09%.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

27  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$9.63		$9.90	$9.89		$9.70		$10.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		0.56	0.54		0.59		0.58
Net realized and unrealized gain (loss)	(0.45)		(0.26)	0.02		0.21		(0.68)

Total from Investment Operations	0.14		0.30	0.56		0.80		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.60)		(0.57)	(0.55)		(0.61)		(0.61)

Net asset value, end of the period	$9.17		$9.63	$9.90		$9.89		$9.70

Total return	1.49	%(b)	3.03%	5.79	%(b)	8.58	%(b)	(1.08	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,929,869		$3,101,286	$2,179,284		$1,458,394		$1,293,175
Net expenses	0.81	%(c)(d)	0.80%	0.80	%(c)	0.80	%(c)	0.82	%(c)(e)
Gross expenses	0.84	%(d)	0.80%	0.83%		0.88%		0.83	%(e)
Net investment income	6.28%		5.70%	5.41%		6.09%		5.69%
Portfolio turnover rate	52%		65%	87%		75%		67%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.83%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.81%.

See accompanying notes to financial statements.

|  28

Notes to Financial Statements

November 30, 2019

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in this report pertains to Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”).

The Fund is a non-diversified investment company.

The Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.50%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

29  |

Notes to Financial Statements (continued)

November 30, 2019

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Senior loans are valued at bid prices supplied by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about

|  30

Notes to Financial Statements (continued)

November 30, 2019

the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of November 30, 2019, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$61,186,300	2.5%	$2,207,400	0.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of November 30, 2019 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

31  |

Notes to Financial Statements (continued)

November 30, 2019

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to premium amortization, defaulted and/or non-income producing securities, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2019 and 2018 were as follows:

2019 Distributions Paid From:			2018 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$200,984,072	$—	$200,984,072	$209,687,463	$—	$209,687,463

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of

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Notes to Financial Statements (continued)

November 30, 2019

America, are consolidated and reported on the Statement of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,618,283

Capital loss carryforward:
Short-term:
No expiration date	(58,545,454)
Long-term:
No expiration date	(177,836,750)

Total capital loss carryforward	(236,382,204)

Unrealized depreciation	(178,857,677)

Total accumulated losses	$(411,621,598)

As of November 30, 2019, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

Federal tax cost	$2,628,550,072

Gross tax appreciation	$9,777,408
Gross tax depreciation	(188,635,085)

Net tax depreciation	$(178,857,677)

e.  Senior Loans.  The Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.

f.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as

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Notes to Financial Statements (continued)

November 30, 2019

collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of November 30, 2019, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

g.  Unfunded Loan Commitments.  The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of November 30, 2019, the Fund had unfunded loan commitments reflected on the Statement of Assets and Liabilities, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Type	Principal Amount
Mister Car Wash Holdings	2019 Delayed Draw Term Loan	$819,264

Under the terms of the contract, the Fund has the option to assign (sell) all or a portion of the unfunded loan commitment. Upon the completion of such assignment, the Fund is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Fund sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of Investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of Assets and Liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Fund’s unfunded loan commitments liability.

As of November 30, 2019, an unsettled sale of $118,735 of the unfunded loan commitment, is reflected on the Statement of Assets and Liabilities, net of realized loss on the transaction.

|  34

Notes to Financial Statements (continued)

November 30, 2019

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

i.  New Accounting Pronouncement.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). The amendments in the ASU 2017-08 shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has evaluated the application of this provision and has determined there will be no impact on the net asset value of the Fund.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

November 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans
Internet & Data	$—	$82,255,499	$8,911,883	(b)	$91,167,382
Leisure	—	63,143,998	6,672,769	(b)	69,816,767
All Other Senior Loans(a)	—	2,018,326,263	—		2,018,326,263

Total Senior Loans	—	2,163,725,760	15,584,652		2,179,310,412

Bonds and Notes
Independent Energy	—	—	2,207,400	(c)(d)	2,207,400
All Other Bonds and Notes(a)	—	150,688,999	—		150,688,999

Total Bonds and Notes	—	150,688,999	2,207,400		152,896,399

|  36

Notes to Financial Statements (continued)

November 30, 2019

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Oil, Gas & Consumable Fuels	$—	$—	$—	(e)	$—
Specialty Retail	—	—	—	(e)	—
All Other Common Stocks(a)	—	5,665,068	—		5,665,068

Total Common Stocks	—	5,665,068	—		5,665,068

Short-Term Investments	—	111,820,516	—		111,820,516

Total	$—	$2,431,900,343	$17,792,052		$2,449,692,395

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.
(d)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.
(e)	Fair valued at zero by the Fund’s adviser using level 3 inputs.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2018 and/or November 30, 2019:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2018		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Senior Loans
Internet & Data	$—		$10,244	$(333,613)	$(1,217,197)	$—
Leisure	—		27,365	—	(184,371)	—
Bonds and Notes
Independent Energy	—		94,552	—	(4,138,512)	6,251,360
Common Stocks
Oil, Gas & Consumable Fuels	—		—	—	(1,853,525)	1,853,525
Specialty Retail	—	(a)	—	—	—	—

Total	$—		$132,161	$(333,613)	$(7,393,605)	$8,104,885

37  |

Notes to Financial Statements (continued)

November 30, 2019

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2019		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2019
Senior Loans
Internet & Data	$(2,000,458)	$12,452,907	$—	$8,911,883		$(1,217,197)
Leisure	—	6,829,775	—	6,672,769		(184,371)
Bonds and Notes
Independent Energy	—	—	—	2,207,400	(b)	(4,138,512)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	(a)	(1,853,525)
Specialty Retail	—	—	—	—	(a)	—

Total	$(2,000,458)	$19,282,682	$—	$17,792,052		$(7,393,605)

(a)	Fair valued at zero.
(b)	Includes a security fair valued at zero using Level 3 inputs.

Debt securities valued at $19,282,682 were transferred from Level 2 to Level 3 during the period ended November 30, 2019. At November 30, 2018, these securities were valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At November 30, 2019, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended November 30, 2019, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,451,429,276 and $2,774,962,384 respectively. Purchases and sales of U.S Government/Agency securities (excluding short-term investments and including paydowns) were $127,624,551 and $62,467,711 respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

|  38

Notes to Financial Statements (continued)

November 30, 2019

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily managed assets, which include borrowings used for leverage.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until March 31, 2020, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class N	Class Y
1.05%	1.80%	0.75%	0.80%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreement (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2019, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$19,402,434	$1,052,887	$18,349,547	0.60%	0.57%

[1]	Management fee waiver is subject to possible recovery until November 30, 2020.

No expenses were recovered for the Fund during the year ended November 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution

39  |

Notes to Financial Statements (continued)

November 30, 2019

agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2019, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$1,012,778	$715,629	$2,146,887

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets

|  40

Notes to Financial Statements (continued)

November 30, 2019

of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Fund. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended November 30, 2019, the administrative fees were as follows:

Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
$1,423,321	$21,271	$1,402,050

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended November 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $2,220,316.

As of November 30, 2019, the Fund owes Natixis Distribution $35,895 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2019 amounted to $263,959.

41  |

Notes to Financial Statements (continued)

November 30, 2019

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the

|  42

Notes to Financial Statements (continued)

November 30, 2019

accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of November 30, 2019, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Fund representing 0.45% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended November 30, 2019, Natixis Advisors reimbursed the Fund $758 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended November 30, 2019, the Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

Transfer Agent Fees and Expenses
Class A	Class C	Class N	Class Y
$308,346	$218,029	$758	$1,935,721

7.  Line of Credit.  The Fund has entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), the Bank of Nova Scotia, Houston Branch and National Australia Bank Limited (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may borrow for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund shall not exceed $500,000,000 at any one time. Under the terms of the agreement, the Lenders are entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.400% per annum payable to the Administrative Agent for the account of each Lender is accrued by the Fund based on the unused portion of the line of credit. The Fund paid the Administrative Agent an upfront fee of $500,000 and an administrative agent fee of $25,000, for a total of

43  |

Notes to Financial Statements (continued)

November 30, 2019

$525,000, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

For the year ended November 30, 2019, the Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $143,186,364 at a weighted average interest rate of 4.01%. Interest expense incurred was $348,756.

8.  Interest Expense.  The Fund may incur interest expense on cash overdrafts at the custodian or from use of the line of credit. Interest expense incurred for the year ended November 30, 2019 is reflected on the Statement of Operations.

9.  Concentration of Risk.  The Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The senior loans in which the Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk (including risks associated with the expected transition away from LIBOR at the end of 2021). There may also be less public information available about senior loans as compared to other debt securities.

Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of November 30, 2019, based on management’s evaluation of the shareholder account base, the Fund had accounts (including accounts owned by affiliates) representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 5% Account Holders	Percentage of Ownership
1	8.05%

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Notes to Financial Statements (continued)

November 30, 2019

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2019		Year Ended November 30, 2018
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	11,352,519	$107,268,254	35,821,259	$353,866,364
Issued in connection with the reinvestment of distributions	2,072,528	19,516,280	2,339,574	22,987,952
Redeemed	(36,272,461)	(342,204,148)	(28,355,482)	(278,909,553)

Net change	(22,847,414)	$(215,419,614)	9,805,351	$97,944,763

Class C
Issued from the sale of shares	3,446,000	$32,420,123	9,751,190	$95,970,749
Issued in connection with the reinvestment of distributions	1,147,744	10,768,750	1,132,297	11,094,152
Redeemed	(14,167,839)	(132,923,527)	(8,040,526)	(79,002,100)

Net change	(9,574,095)	$(89,734,654)	2,842,961	$28,062,801

Class N
Issued from the sale of shares	34,709	$325,455	9,577	$93,624
Issued in connection with the reinvestment of distributions	1,523	14,350	734	7,205
Redeemed	(29,658)	(281,223)	(993)	(9,639)

Net change	6,574	$58,582	9,318	$91,190

Class Y
Issued from the sale of shares	112,517,435	$1,065,538,225	204,701,790	$2,021,786,916
Issued in connection with the reinvestment of distributions	12,351,005	116,400,274	12,085,982	118,800,414
Redeemed	(236,452,634)	(2,228,449,260)	(114,795,631)	(1,128,839,500)

Net change	(111,584,194)	$(1,046,510,761)	101,992,141	$1,011,747,830

Increase (decrease) from capital share transactions	(143,999,129)	$(1,351,606,447)	114,649,771	$1,137,846,584

45  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Senior Floating Rate and Fixed Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Loomis Sayles Senior Floating Rate and Fixed Income Fund (one of the funds constituting Natixis Funds Trust II, referred to hereafter as the “Fund”) as of November 30, 2019, the related statement of operations for the year ended November 30, 2019, the statement of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian, brokers, and agent banks;

|  46

Report of Independent Registered Public Accounting Firm

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, MA

January 22, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

47  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

49  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board ; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board ; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

51  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Governance Committee Member and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

53  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

November 30, 2019

Loomis Sayles Global Growth Fund

Vaughan Nelson Select Fund

IMPORTANT NOTICE TO SHAREHOLDERS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you wish to continue receiving paper copies of your shareholder reports after January 1, 2021, you can inform the Fund at any time by calling 1-800-225-5478. If you hold your account with a financial intermediary and you wish to continue receiving paper copies after January 1, 2021, you should call your financial intermediary directly. Paper copies are provided free of charge, and your election to receive reports in paper will apply to all funds held with the Natixis Funds complex. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may currently elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at www.icsdelivery.com/natixisfunds.

LOOMIS SAYLES GLOBAL GROWTH FUND

Manager:	Symbols:

Aziz V. Hamzaogullari, CFA®	Class A	LSAGX

Loomis, Sayles & Company, L.P.	Class C	LSCGX

	Class N	LSNGX

	Class Y	LSGGX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

Despite a sharp sell-off in December 2018, global equities recovered to post robust, double-digit gains in the 12-month period. The initial downturn reflected mounting concerns about slowing economic growth and the escalating trade war between the United States and China. Equities began to recover with the start of the new year, as the US Federal Reserve (Fed) alleviated worries about the economy by communicating its intent to adopt a more accommodative interest rate policy. The Fed followed through on expectations with quarter-point rate cuts in each of its three meetings from August to October 2019. Other world central banks took the Fed’s cue and moved toward looser monetary policies, highlighted by the European Central Bank’s pledge to restart its stimulative quantitative easing program. Investors were also encouraged by the fact that both economic growth and corporate earnings stayed firmly in positive territory, allaying the fears of a possible recession that had weighed on market performance in late 2018.

Domestic equities outpaced the developed international markets, reflecting the relative strength of the US economy. Emerging market stocks, while posting a positive absolute return, lagged somewhat due in part to their higher sensitivity to the headlines surrounding trade.

In a continuation of a longstanding trend, the growth style outperformed value. At a time of slowing economic conditions across the globe, investors demonstrated a continued preference for companies with the ability to generate organic profit growth. Mega-cap technology stocks were prime beneficiaries of this trend, providing an added boost to the relative performance of the US market.

Performance Results

For the 12 months ended November 30, 2019, Class Y shares of the Loomis Sayles Global Growth Fund returned 16.65%. The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned 13.68%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade

1  |

at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-45 names.

The Fund’s positions in MercadoLibre, Facebook, and Visa were the top three contributors to performance. Stock selection in the consumer discretionary, healthcare, information technology, consumer staples, industrials, and financials sectors, along with our allocations in the energy, financials, consumer discretionary, information technology and healthcare sectors, contributed positively to relative performance.

MercadoLibre hosts the largest online commerce platform in Latin America. A Fund holding since inception, the company was the largest contributor to performance during the period. MercadoLibre delivered strong and above-expectations revenue growth, accelerating gross merchandise volume growth, and continued market share gains. The company has increased its investments to drive a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, brand building in its largest markets, and lowering the cost and time of delivery. While these investments have impacted near-term profitability, we believe they have led to strong market share gains in e-commerce and payments, and a stronger competitive position. We believe MercadoLibre’s competitive advantages include its network and ecosystem, brand, and understanding of local markets. The company operates in 18 countries representing over 95% of Latin American GDP, and its 267 million registered buyers as of December 31, 2018 represented approximately two-thirds of the region’s 400 million internet users. The company’s brand and understanding of local market challenges have contributed to its leadership position in each market it serves. We believe MercadoLibre is well-positioned for sustained growth over the next decade, driven by the secular growth of e-commerce in Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration level close to today’s global average of over 10%. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

A Fund holding since inception, social media company Facebook reported strong and above-expectations growth in revenue during the period that was approximately two times the rate of growth in online advertising, indicating the company grew its market share. Despite recently reporting that it had reached a $5 billion settlement with the US Federal Trade Commission (FTC) regarding its privacy practices and that the FTC has opened an antitrust investigation, Facebook continues to grow its global user base, and user engagement as measured by daily and monthly active users has remained solid. In addition, demand from advertisers remains robust, and the company grew its average revenue per user throughout the period. We believe Facebook is a high-quality company, benefiting from the secular shift from traditional advertising to online advertising and positioned for strong and sustainable growth over our investment horizon. We will continue to monitor

|  2

LOOMIS SAYLES GLOBAL GROWTH FUND

ongoing regulatory actions, but we believe management’s decisions and actions illustrate their commitment to preserve platform integrity and to sustain the company’s leadership. With approximately 2.8 billion people worldwide using its apps and more than 90 million global businesses with Facebook pages, the scale and reach of Facebook’s network is unrivaled. We believe that corporations will continue to allocate an increasing proportion of their advertising spending online, and Facebook remains one of very few platforms where advertisers can reach consumers at such scale. We believe Facebook is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Visa is the largest payments technology company in the world, with a comprehensive offering of digital payment products. Through its open-loop, multi-party system, Visa has built a massive global network, orchestrating transaction settlements between merchants and cardholders in more than 200 countries. A growing global network with over 3.3 billion Visa-branded cards outstanding that are accepted by 54 million merchants worldwide creates a powerful virtuous cycle, reinforcing Visa’s difficult-to-replicate competitive advantages. During the period, Visa reported healthy revenue and earnings growth that was above market expectations. Payment volume growth of almost 10% in constant currency was well above the rate of growth in the approximately $47 trillion of global personal consumer expenditures, reflecting the ongoing, long-term secular shift from cash to electronic payments. We estimate Visa can generate double-digit revenue growth over our forecast period. As the company continues to scale its businesses in regions around the world, we expect it will be able to expand operating margins, improve its return on invested capital, and grow free cash flow faster than revenues. We believe the assumptions embedded in Visa’s share price underestimate the company’s significant long-term growth opportunities and the sustainability of its business model. We believe the company’s shares currently sell at a significant discount to our estimate of intrinsic value and thereby offer a compelling reward-to-risk opportunity.

The Fund’s positions in Baidu, Under Armour, and Schlumberger were the three largest detractors from performance. Stock selection in the communication services and energy sectors, along with our allocation to the consumer staples sector, detracted from relative performance.

Baidu is the leading online search and advertising provider in China. A holding in the portfolio since inception, Baidu was the leading detractor for the year. The company reported fundamentally solid results that were generally above consensus expectations for revenue and earnings per share (EPS), but reflected a weak advertising environment due to macroeconomic factors and government regulations that have impacted a number of the company’s industry verticals. More recently, ad spending has shown signs of stabilization and the company is benefiting from its mobile ecosystem and ability to monetize its large user base. The company also reported a more disciplined approach to its investments, which are likely to remain elevated as the company seeks to grow users of its family of apps and expand both its DuerOS voice interaction system and Apollo open-source autonomous driving platform — two of its key artificial intelligence products outside of search. We believe Baidu’s sustainable competitive advantages include its strong brand recognition,

3  |

economies of scale, a powerful network and business ecosystem, and strong distribution. Serving over 800,000 advertisers and approximately 1.1 billion monthly internet users, Baidu dominates China’s internet search market, capturing about 80% share of search revenues. Reflecting this dominance, the company’s difficult-to-replicate brand was rated the eighth most valuable brand in China in 2019 by MillwardBrown’s annual BrandZ study. Online advertising currently represents approximately 60% of the annual advertising market in China, and we believe it will increase to about 80% over our forecast period. We believe Baidu’s competitive advantages sustainably position the company to benefit from secular growth in China online advertising. We believe the shares sell at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

Under Armour is a leading sports apparel, footwear, and accessories provider, primarily engaged in developing, marketing, and distributing performance-centric branded sportswear. In twenty years, Under Armour has accomplished what few have achieved by becoming a credible number three global sportswear brand behind Nike and Adidas. We believe the company’s strong and sustainable advantages include its brand, distribution, and the benefits of scale needed to compete globally. We believe Under Armour is well positioned to benefit from secular growth in global per capita consumption of sportswear and can realize market share gains in footwear and international markets. A portfolio holding since the fourth quarter of 2017, Under Armour was among the biggest detractors for the year. The company reported financial results that were generally in line with or better than consensus expectations, but reflected ongoing weakness in North America, its largest market. Further, the company acknowledged that in 2017 the Securities and Exchange Commission opened an inquiry into Under Armour’s accounting practices related to revenue recognition, and that it has been complying with related document requests since July 2017. The company maintains that there were no accounting irregularities. Under Armour has spent the past several quarters refocusing on its premium segment and resizing its operations and expense base to improve profitability. In particular, the company’s ability to reduce excess inventory, which declined by a mid-twenties percentage year over year, while protecting gross margins, reflects the company’s improved positioning as its turnaround continues. Having focused on operational discipline, the company is now better positioned to execute on the next leg of its recovery, which we believe will include more granular customer segmentation in new product launches, greater innovation through technological differentiation, improved supply chain management, and better brand positioning. We believe this strategy will enable the company to achieve more full-price sales, lower its supply chain cost, and better manage inventory, all of which are important to margin recovery in the company’s North American business. We believe the current share price embeds growth and profitability assumptions for the business that are substantially below our estimates for the company’s long-term growth. As a result, we believe the company is trading at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading oil field services firm, with a 90-year history of delivering consistent service and product excellence across the spectrum of exploration,

|  4

LOOMIS SAYLES GLOBAL GROWTH FUND

drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. A Fund holding since inception, global sales for the trailing 12 months were flat compared with the prior-year period, while free cash flow increased 75% to $2.7 billion. However, stocks in the oil services sector came under pressure on concerns around slowing activity in North America, where record-setting production, coupled with insufficient takeaway capacity in the Permian basin, led operators to delay well completions and revise downward their 2019 spending outlooks. Further, trade war rhetoric and concerns over global demand growth have contributed to volatile oil prices, impacting expectations for global service activity. The need to replace naturally depleting reservoirs creates long-term secular growth in the demand for oil and the need to extract hydrocarbons from harsher environments. Oilfield services like those Schlumberger provides are key to accessing difficult-to-reach resources. Thanks to its superior products and services and its competitive advantages, we believe Schlumberger is well positioned to weather the current environment and capitalize on the growth in oilfield services as market supply and demand normalizes. We believe the shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in Budweiser Brewing Company APAC Ltd, and received a small allocation in Alcon, Inc., which was a spinoff from existing portfolio holding Novartis. We added to our existing holdings in Ambev, Baidu, Schlumberger, Tencent, and Under Armour. We trimmed our existing positions in Diageo and MercadoLibre.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer discretionary, consumer staples, communication services, and information technology sectors and underweight positions in the financials, energy, industrials, and healthcare sectors. We did not own positions in the materials, utilities or real estate sectors.

5  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through November 30, 2019

See notes to chart on page 7.

Top Ten Holdings as of November 30, 2019

Security Name		% of net assets
1	Amazon.com, Inc.	5.79%
2	Alibaba Group Holding Ltd.	5.66
3	Facebook, Inc.	5.07
4	MercadoLibre, Inc.	5.06
5	Visa, Inc.	4.90
6	Oracle Corp.	4.50
7	Alphabet, Inc.	4.34
8	Roche Holding AG	4.28
9	Yum China Holdings, Inc.	3.72
10	Deere & Co.	3.59

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  6

LOOMIS SAYLES GLOBAL GROWTH FUND

Average Annual Total Returns — November 30, 20193

				Expense Ratios[4]
	1 Year	Life of Class		Gross	Net

Class Y (Inception 3/31/2016)		Class Y/A/C	Class N
NAV	16.65%	14.59%	—%	1.32%	1.00%

Class A (Inception 3/31/2016)
NAV	16.25	14.28	—	1.57	1.25
With 5.75% Maximum Sales Charge	9.57	12.45	—

Class C (Inception 3/31/2016)
NAV	15.40	13.40	—	2.32	2.00
With CDSC[1]	14.40	13.40	—

Class N (Inception 3/31/2017)
NAV	16.61	—	14.32	1.30	0.95

Comparative Performance
MSCI ACWI (Net)[2]	13.68	11.24	9.85

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

VAUGHAN NELSON SELECT FUND

Managers:	Symbols:

Chris D. Wallis, CFA®	Class A VNSAX

Scott J. Weber, CFA®	Class C VNSCX

Vaughan Nelson Investment Management, L.P.	Class N VNSNX

Class Y VNSYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During 2019, the equity market continued to recover from the steep sell-off experienced in the fourth quarter of 2018. The powerful rally was triggered by global central banks’ acknowledgement of tightening liquidity conditions and an increase in monetary stimulus by China.

Global central banks are increasing monetary stimulus to reinvigorate global growth and the US Federal Reserve (Fed) began cutting rates during the third quarter. Unfortunately, given the prior reliance on monetary stimulus, the extended period of ultra-low rates, the rebalancing of the Chinese economy, and the secular shift in trade flows, central banks’ policies will have less of an impact on underlying economic growth.

There are many structural elements suppressing economic growth that cannot be addressed by simply lowering the federal funds rate. Global negative interest rates and inverted yield curves reflect a growing shortage of US dollar funding liquidity outside of the United States. In order to address this US dollar funding shortage, central banks will be forced to resume quantitative easing (QE) or a coordinated devaluing of the US dollar versus major trading currencies. QE will be necessary to boost dollar liquidity.

We expect only a modest resolution to US trade negotiations with China and other countries. It is important to note that the global slowdown began prior to the implementation of tariffs and trade negotiations and we do not expect a resolution to the trade discussions to result in a material or sustainable increase in economic growth.

Performance Results

For the 12 months ended November 30, 2019, Class Y shares of Vaughan Nelson Select Fund returned 13.94% at net asset value. The fund underperformed its benchmark, the S&P 500® Index, which returned 16.11%.

Explanation of Fund Performance

The Fund performed well during the year but underperformed the benchmark, primarily due to sector selection. The primary detractors from relative performance were stock selection within the financial sector and the Fund being underweight technology stocks, the best performing sector for the year. Within the financials, Berkshire Hathaway and Virtu Financial detracted the most from relative performance. Berkshire faced declining

|  8

VAUGHAN NELSON SELECT FUND

interest rates and failed to keep pace with the market appreciation. Virtu Financial performed poorly during the year due to sluggish volume and volatility trends, which drive revenue growth.

Even though stock selection within the information technology sector was positive for the year, the Fund was underweight technology stocks, which hurt relative performance since it was the best performing sector for the year. The Fund was underweight the technology sector primarily due to rich valuations, which challenged performance despite positive security selection. The Fund’s positions in Mastercard, Microsoft, and Texas Instruments performed well.

Stock selection within the consumer discretionary sector also hurt relative performance. Dollar Tree detracted the most from results. Dollar Tree continues to struggle with its acquired Family Dollar stores. However, Home Depot performed well for the year, which helped offset Dollar Tree’s decline.

The industrials sector also detracted from performance. General Dynamics and Snap-on detracted the most from results. General Dynamics weathered a sizable model transition in Gulfstream, its largest segment. The Fund exited Snap-on in the first quarter due to sluggish growth trends in its tools business. Raytheon and Roper were two industrials that were notable contributors to Fund performance for the year.

The Fund was overweight the energy sector due to attractive valuations and improving fundamentals. While the Fund’s stock selection was positive for the year, the energy sector materially lagged the market. Cameco, a uranium miner, detracted the most from performance as policy and regulatory hurdles (Iran sanctions and Section 232 tariff) dragged on.

The materials sector performed well and was the top contributor to relative performance. Sherwin-Williams and Ecolab were the top contributors to performance. Sherwin-Williams benefited from lower mortgage rates, solid employment trends, declining raw materials costs, and ongoing synergies from the Valspar merger. Ecolab performed well during the year, benefiting from good organic growth and its cost savings program. The Fund exited Ecolab in the third quarter due to valuation.

The Fund benefited from stock selection in the communication services sector. Walt Disney and AT&T were the best performing names. Disney completed the acquisition of Fox entertainment assets and launched several direct-to-consumer video platforms to enthusiastic reception. AT&T overcame market concerns about its leverage with faster than anticipated debt reduction.

Stock selection and sector selection drove positive performance in the consumer staples sector. Consumer staples lagged the market over the trailing 12 months, so the Fund’s underweight to the sector added to relative returns. Further, stock selection was strong, with Estee Lauder materially outperforming the group. Estee Lauder is benefiting from a growing shift in consumer preference for skin care products and ample international growth.

9  |

The Fund was underweight healthcare stocks during the year, which contributed to relative performance since healthcare lagged the market. Within the healthcare sector, the Fund’s stock selection was favorable. Thermo Fisher Scientific reported strong organic growth numbers across all end markets during the year, including life sciences, specialty diagnostics, and lab products.

Finally, the Fund was underweight real estate and utilities for the year, which marginally detracted from relative performance.

Outlook

The primary excess during the current ten-year bull market has been liquidity in the form of QE. The excess liquidity that wasn’t absorbed in the real economy found its way into risk asset prices. Liquidity began to retreat with the implementation of quantitative tightening by the Fed and with tightening capital controls by China. We have seen the declining liquidity conditions impact asset prices, as global equity index valuations, commodity prices, and global luxury real estate prices have declined. Most recently, the market has repriced the private equity “unicorns” and the IPO market has cooled with several high-profile offerings postponed.

Rising US deficits and slowing private sector fundamentals will further pressure liquidity — and ultimately risk assets — unless the Fed begins to materially and sustainably increase its balance sheet. While central banks globally are beginning to cut interest rates, this will have a minimal impact on liquidity. Low rates are not the problem; the issue is interbank lending and the availability of US dollar funding capacity. We suspect the Fed will slowly be forced to provide dollar liquidity on a sustainable basis. Should this occur, the Fed will find itself at a familiar crossroad, where it can either choose to control the price of money (i.e. interest rates) or the quantity of money (i.e. US dollar exchange rate/inflation), but not both. We suspect they will choose the former over the latter.

US equity markets continue to price in a recovery in earnings growth. The leading economic indicators we track show economic activity stabilizing in Europe, but further weakness is expected in Japan, the United States, and China. The next few months will be critical in determining whether the increasing stability we are forecasting in Europe can spread to China and the United States, or whether the stability is a transitory improvement that presages further economic weakness. Valuations have risen materially in 2019 as markets recovered, and we expect markets to remain volatile until we are in an environment of sustained economic growth with adequate US dollar funding liquidity.

Our outlook remains balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

|  10

VAUGHAN NELSON SELECT FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

June 29, 2012 (inception) through November 30, 2019

Top Ten Holdings as of November 30, 2019

Security Name		% of net assets
1	Electronic Arts, Inc.	5.32%
2	Walt Disney Co. (The)	5.07
3	Charles Schwab Corp. (The)	4.97
4	AbbVie, Inc.	4.83
5	Microsoft Corp.	4.76
6	Sherwin-Williams Co. (The)	4.59
7	General Dynamics Corp.	4.12
8	Dollar Tree, Inc.	4.07
9	Home Depot, Inc. (The)	4.05
10	Berkshire Hathaway, Inc.	4.03

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

11  |

Average Annual Total Returns — November 30, 20193

					Expense Ratios[4]
	1 Year	5 Years	Life of Class		Gross	Net

Class Y (Inception 6/29/2012)			Class Y/A/C	Class N
NAV	13.94%	10.32%	14.64%	—%	1.05%	0.99%

Class A (Inception 6/29/2012)
NAV	13.67	10.05	14.35	—	1.31	1.24
With 5.75% Maximum Sales Charge	7.11	8.75	13.44	—

Class C (Inception 6/29/2012)
NAV	12.86	9.22	13.51	—	2.05	1.99
With CDSC[1]	11.86	9.22	13.51	—

Class N (Inception 3/31/2017)
NAV	13.93	—	—	13.08	13.58	0.94

Comparative Performance
S&P 500® Index[2]	16.11	10.98	14.29	13.50

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  12

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

13  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2019 through November 30, 2019. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

|  14

LOOMIS SAYLES GLOBAL GROWTH FUND	BEGINNING ACCOUNT VALUE 6/1/2019	ENDING ACCOUNT VALUE 11/30/2019	EXPENSES PAID DURING PERIOD* 6/1/2019 – 11/30/2019
Class A
Actual	$1,000.00	$1,089.20	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.28
Class C
Actual	$1,000.00	$1,085.50	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	$10.05
Class N
Actual	$1,000.00	$1,091.10	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86
Class Y
Actual	$1,000.00	$1,091.10	$5.19
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.01

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.24%, 1.99%, 0.96% and 0.99% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2019	ENDING ACCOUNT VALUE 11/30/2019	EXPENSES PAID DURING PERIOD* 6/1/2019 – 11/30/2019
Class A
Actual	$1,000.00	$1,129.80	$6.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.77
Class C
Actual	$1,000.00	$1,125.60	$10.07
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.55
Class N
Actual	$1,000.00	$1,131.50	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31
Class Y
Actual	$1,000.00	$1,130.90	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.14%, 1.89%, 0.85% and 0.89% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

15  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Argentina — 5.1%
6,151	MercadoLibre, Inc.(a)	$3,571,148

	Brazil — 1.9%
318,021	Ambev S.A., ADR	1,338,868

	China — 15.0%
19,952	Alibaba Group Holding Ltd., Sponsored ADR(a)	3,990,400
12,127	Baidu, Inc., Sponsored ADR(a)	1,437,413
148,832	Budweiser Brewing Co. APAC Ltd., 144A(a)	530,453
47,000	Tencent Holdings Ltd.	1,983,209
58,931	Yum China Holdings, Inc.	2,623,608

		10,565,083

	Denmark — 3.4%
42,884	Novo Nordisk AS, Class B	2,410,371

	France — 4.1%
22,145	Danone S.A.	1,821,976
9,407	Sodexo S.A.	1,096,375

		2,918,351

	Italy — 0.8%
156,300	Prada SpA	567,916

	Netherlands — 2.0%
1,818	Adyen NV, 144A(a)	1,394,024

	Switzerland — 8.6%
2,987	Alcon, Inc.(a)	164,956
14,515	Nestle S.A., (Registered)	1,506,929
14,956	Novartis AG, (Registered)	1,378,387
9,789	Roche Holding AG	3,017,124

		6,067,396

	United Kingdom — 6.9%
13,416	Diageo PLC	548,156
60,607	Experian PLC	2,010,481
10,198	Reckitt Benckiser Group PLC	800,566
25,743	Unilever NV	1,531,389

		4,890,592

	United States — 50.3%
2,348	Alphabet, Inc., Class A(a)	3,062,003
2,266	Amazon.com, Inc.(a)	4,080,613
5,934	American Express Co.	712,792
25,752	Coca-Cola Co. (The)	1,375,157
16,370	Colgate-Palmolive Co.	1,110,213
3,094	Core Laboratories NV	135,517
15,061	Deere & Co.	2,531,001
13,629	Expeditors International of Washington, Inc.	1,018,904
17,741	Facebook, Inc., Class A(a)	3,577,295
15,125	Microsoft Corp.	2,289,623

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Global Growth Fund – (continued)

Shares	Description	Value (†)
	United States — continued
56,578	Oracle Corp.	$3,176,289
15,198	Procter & Gamble Co. (The)	1,855,068
23,520	QUALCOMM, Inc.	1,965,096
28,654	Schlumberger Ltd.	1,037,275
17,095	SEI Investments Co.	1,103,140
90,335	Under Armour, Inc., Class A(a)	1,706,428
18,740	Visa, Inc., Class A	3,457,718
12,887	Yum! Brands, Inc.	1,297,334

		35,491,466

	Total Common Stocks (Identified Cost $62,309,291)	69,215,215

Principal Amount
Short-Term Investments — 1.8%
$1,250,945	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2019 at 0.900% to be repurchased at $1,251,039 on 12/02/2019 collateralized by $1,265,000 U.S. Treasury Note, 1.750% due 5/31/2022 valued at $1,280,008 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,250,945)	1,250,945

	Total Investments — 99.9% (Identified Cost $63,560,236)	70,466,160
	Other assets less liabilities — 0.1%	71,843

	Net Assets — 100.0%	$70,538,003

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, the value of Rule 144A holdings amounted to $1,924,477 or 2.7% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of November 30, 2019

Loomis Sayles Global Growth Fund – (continued)

Industry Summary at November 30, 2019

Internet & Direct Marketing Retail	16.6%
Interactive Media & Services	14.2
Pharmaceuticals	9.7
Software	7.7
Hotels, Restaurants & Leisure	7.0
IT Services	6.9
Beverages	5.5
Household Products	5.3
Food Products	4.7
Machinery	3.6
Textiles, Apparel & Luxury Goods	3.2
Professional Services	2.8
Semiconductors & Semiconductor Equipment	2.8
Personal Products	2.2
Other Investments, less than 2% each	5.9
Short-Term Investments	1.8

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

Currency Exposure Summary at November 30, 2019

United States Dollar	70.5%
Swiss Franc	8.6
Euro	8.3
British Pound	4.7
Hong Kong Dollar	4.4
Danish Krone	3.4

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2019

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 97.6% of Net Assets
	Aerospace & Defense — 6.7%
51,365	General Dynamics Corp.	$9,335,075
26,390	Raytheon Co.	5,737,714

		15,072,789

	Air Freight & Logistics — 2.1%
29,925	FedEx Corp.	4,789,496

	Banks — 2.2%
67,075	Citigroup, Inc.	5,038,674

	Biotechnology — 4.8%
124,875	AbbVie, Inc.	10,955,284

	Capital Markets — 8.3%
227,700	Charles Schwab Corp. (The)	11,271,150
12,120	Moody’s Corp.	2,747,240
294,550	Virtu Financial, Inc., Class A	4,889,530

		18,907,920

	Chemicals — 4.6%
17,850	Sherwin-Williams Co. (The)	10,408,870

	Diversified Financial Services — 4.0%
41,445	Berkshire Hathaway, Inc., Class B(a)	9,130,334

	Diversified Telecommunication Services — 3.3%
200,539	AT&T, Inc.	7,496,148

	Entertainment — 10.4%
119,275	Electronic Arts, Inc.(a)	12,047,968
75,825	Walt Disney Co. (The)	11,493,553

		23,541,521

	Health Care Providers & Services — 3.8%
31,155	UnitedHealth Group, Inc.	8,719,350

	Industrial Conglomerates — 1.9%
11,685	Roper Technologies, Inc.	4,210,923

	Interactive Media & Services — 3.2%
35,625	Facebook, Inc., Class A(a)	7,183,425

	IT Services — 3.1%
24,065	MasterCard, Inc., Class A	7,032,515

	Life Sciences Tools & Services — 3.4%
24,855	Thermo Fisher Scientific, Inc.	7,803,227

	Metals & Mining — 1.9%
159,075	Wheaton Precious Metals Corp.	4,396,833

	Multiline Retail — 4.1%
100,850	Dollar Tree, Inc.(a)	9,223,741

	Oil, Gas & Consumable Fuels — 10.8%
483,650	Cameco Corp.	4,473,762
256,325	Enterprise Products Partners LP	6,746,474

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2019

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
1,487,775	Kosmos Energy Ltd.	$8,882,017
34,500	Pioneer Natural Resources Co.	4,410,480

		24,512,733

	Pharmaceuticals — 2.1%
34,150	Johnson & Johnson	4,695,284

	Road & Rail — 3.0%
182,850	Knight-Swift Transportation Holdings, Inc.	6,763,622

	Semiconductors & Semiconductor Equipment — 5.0%
56,075	QUALCOMM, Inc.	4,685,066
54,975	Texas Instruments, Inc.	6,608,545

		11,293,611

	Software — 4.8%
71,200	Microsoft Corp.	10,778,256

	Specialty Retail — 4.1%
41,640	Home Depot, Inc. (The)	9,182,036

	Total Common Stocks (Identified Cost $189,454,822)	221,136,592

Principal Amount
Short-Term Investments — 2.4%
$5,384,681	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/29/2019 at 0.900% to be repurchased at $5,385,085 on 12/02/2019 collateralized by $5,450,000 U.S. Treasury Note, 1.875% due 3/31/2022 valued at $5,496,701 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $5,384,681)	5,384,681

	Total Investments — 100.0% (Identified Cost $194,839,503)	226,521,273
	Other assets less liabilities — 0.0%	83,727

	Net Assets — 100.0%	$226,605,000

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2019

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2019

Oil, Gas & Consumable Fuels	10.8%
Entertainment	10.4
Capital Markets	8.3
Aerospace & Defense	6.7
Semiconductors & Semiconductor Equipment	5.0
Biotechnology	4.8
Software	4.8
Chemicals	4.6
Multiline Retail	4.1
Specialty Retail	4.1
Diversified Financial Services	4.0
Health Care Providers & Services	3.8
Life Sciences Tools & Services	3.4
Diversified Telecommunication Services	3.3
Interactive Media & Services	3.2
IT Services	3.1
Road & Rail	3.0
Banks	2.2
Air Freight & Logistics	2.1
Pharmaceuticals	2.1
Other Investments, less than 2% each	3.8
Short-Term Investments	2.4

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%

See accompanying notes to financial statements.

21  |

Statements of Assets and Liabilities

November 30, 2019

	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$63,560,236	$194,839,503
Net unrealized appreciation	6,905,924	31,681,770

Investments at value	70,466,160	226,521,273
Receivable for Fund shares sold	75,525	203,647
Dividends and interest receivable	53,260	260,465
Tax reclaims receivable	66,383	2,412
Prepaid expenses (Note 8)	4	11

TOTAL ASSETS	70,661,332	226,987,808

LIABILITIES
Payable for Fund shares redeemed	4,288	108,429
Management fees payable (Note 6)	24,494	126,105
Deferred Trustees’ fees (Note 6)	20,817	63,602
Administrative fees payable (Note 6)	2,510	7,935
Payable to distributor (Note 6d)	161	1,213
Other accounts payable and accrued expenses	71,059	75,524

TOTAL LIABILITIES	123,329	382,808

NET ASSETS	$70,538,003	$226,605,000

NET ASSETS CONSIST OF:
Paid-in capital	$60,258,546	$177,247,651
Accumulated earnings	10,279,457	49,357,349

NET ASSETS	$70,538,003	$226,605,000

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,831,851	$15,434,401

Shares of beneficial interest	191,565	828,386

Net asset value and redemption price per share	$14.78	$18.63

Offering price per share (100/94.25 of net asset value) (Note 1)	$15.68	$19.77

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,079,123	$6,313,433

Shares of beneficial interest	74,496	359,561

Net asset value and offering price per share	$14.49	$17.56

Class N shares:
Net assets	$3,319,311	$1,389

Shares of beneficial interest	223,520	74

Net asset value, offering and redemption price per share	$14.85	$18.76	*

Class Y shares:
Net assets	$63,307,718	$204,855,777

Shares of beneficial interest	4,264,116	10,923,064

Net asset value, offering and redemption price per share	$14.85	$18.75

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  22

Statements of Operations

For the Year Ended November 30, 2019

	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Dividends	$881,533	$4,145,716
Interest	16,075	148,492
Less net foreign taxes withheld	(56,269)	(5,396)

	841,339	4,288,812

Expenses
Management fees (Note 6)	512,107	1,667,188
Service and distribution fees (Note 6)	15,811	103,969
Administrative fees (Note 6)	28,208	94,172
Trustees’ fees and expenses (Note 6)	18,713	27,024
Transfer agent fees and expenses (Notes 6 and 7)	23,410	71,619
Audit and tax services fees	41,957	41,597
Custodian fees and expenses	24,256	8,320
Legal fees (Note 8)	1,746	5,985
Registration fees	99,028	78,409
Shareholder reporting expenses	10,255	27,088
Miscellaneous expenses (Note 8)	29,619	28,035

Total expenses	805,110	2,153,406
Less waiver and/or expense reimbursement (Note 6)	(143,832)	(95,907)

Net expenses	661,278	2,057,499

Net investment income	180,061	2,231,313

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	3,571,561	13,533,959
Options written	—	1,622,247
Foreign currency transactions (Note 2c)	(824)	(258)
Net change in unrealized appreciation (depreciation) on:
Investments	5,528,918	12,947,904
Options written	—	(1,056,589)
Foreign currency translations (Note 2c)	(483)	28

Net realized and unrealized gain on investments, options written and foreign currency transactions	9,099,172	27,047,291

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,279,233	$29,278,604

See accompanying notes to financial statements.

23  |

Statements of Changes in Net Assets

	Loomis Sayles Global Growth Fund		Vaughan Nelson Select Fund
	Year Ended November 30, 2019	Year Ended November 30, 2018	Year Ended November 30, 2019	Year Ended November 30, 2018
FROM OPERATIONS:
Net investment income	$180,061	$137,138	$2,231,313	$1,171,915
Net realized gain on investments, options written and foreign currency transactions	3,570,737	1,808,626	15,155,948	16,924,872
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	5,528,435	(1,909,801)	11,891,343	(8,480,613)

Net increase in net assets resulting from operations	9,279,233	35,963	29,278,604	9,616,174

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(75,698)	(47,880)	(1,495,814)	(1,715,872)
Class C	(22,333)	(4,651)	(612,885)	(530,390)
Class N	(121,236)	(41)	(107)	(92)
Class Y	(2,042,734)	(540,538)	(15,234,859)	(11,877,364)

Total distributions	(2,262,001)	(593,110)	(17,343,665)	(14,123,718)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	6,072,679	40,276,521	15,032,522	50,701,439

Net increase in net assets	13,089,911	39,719,374	26,967,461	46,193,895
NET ASSETS
Beginning of the year	57,448,092	17,728,718	199,637,539	153,443,644

End of the year	$70,538,003	$57,448,092	$226,605,000	$199,637,539

See accompanying notes to financial statements.

|  24

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class A
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.28		$13.44	$10.53		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)	0.02	(0.00	)(b)	0.00	(b)
Net realized and unrealized gain (loss)	2.03		0.26 (c)	3.15		0.53

Total from Investment Operations	2.03		0.28	3.15		0.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.03)	(0.03)		—
Net realized capital gains	(0.48)		(0.41)	(0.21)		—

Total Distributions	(0.53)		(0.44)	(0.24)		—

Net asset value, end of the period	$14.78		$13.28	$13.44		$10.53

Total return(d)(e)	16.25%		2.05%	30.63%		5.30	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,832		$1,851	$1,541		$195
Net expenses(g)	1.26	%(h)	1.27%	1.29%		1.30	%(i)
Gross expenses	1.49%		1.62%	2.56%		2.74	%(i)
Net investment income (loss)	0.03%		0.16%	(0.00	)%(j)	0.00	%(i)(j)
Portfolio turnover rate	37%		24%	17%		12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2019, the expense limit decreased from 1.30% to 1.25%. See Note 6 of Notes to Financial Statements.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

25  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class C
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017		Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.06		$13.30	$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)		(0.09)	(0.09)		(0.08)
Net realized and unrealized gain (loss)	2.00		0.26 (b)	3.13		0.55

Total from Investment Operations	1.91		0.17	3.04		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	—	(0.00	)(c)	—
Net realized capital gains	(0.48)		(0.41)	(0.21)		—

Total Distributions	(0.48)		(0.41)	(0.21)		—

Net asset value, end of the period	$14.49		$13.06	$13.30		$10.47

Total return(d)(e)	15.40%		1.25%	29.67%		4.70	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,079		$606	$134		$25
Net expenses(g)	2.01	%(h)	2.03%	2.04%		2.05	%(i)
Gross expenses	2.23%		2.37%	3.31%		3.18	%(i)
Net investment loss	(0.69)%		(0.71)%	(0.73)%		(1.09	)%(i)
Portfolio turnover rate	37%		24%	17%		12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2019, the expense limit decreased from 2.05% to 2.00%. See Note 6 of Notes to Financial Statements.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  26

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class N
	Year Ended November 30, 2019		Year Ended November 30, 2018	Period Ended November 30, 2017*
Net asset value, beginning of the period	$13.34		$13.49	$11.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05		0.05	0.03
Net realized and unrealized gain (loss)	2.03		0.26 (b)	2.20

Total from Investment Operations	2.08		0.31	2.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.05)	—
Net realized capital gains	(0.48)		(0.41)	—

Total Distributions	(0.57)		(0.46)	—

Net asset value, end of the period	$14.85		$13.34	$13.49

Total return(c)	16.61%		2.31%	19.80	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,319		$2,843	$1
Net expenses(e)	0.98	%(f)	1.00%	1.00	%(g)
Gross expenses	1.22%		1.35%	15.78	%(g)
Net investment income	0.35%		0.38%	0.30	%(g)
Portfolio turnover rate	37%		24%	17	%(h)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.00% to 0.95%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

27  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class Y
	Year Ended November 30, 2019		Year Ended November 30, 2018	Year Ended November 30, 2017	Period Ended November 30, 2016*
Net asset value, beginning of the period	$13.33		$13.48	$10.55	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.04	0.05	0.03
Net realized and unrealized gain (loss)	2.04		0.27 (b)	3.14	0.52

Total from Investment Operations	2.08		0.31	3.19	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.05)	(0.05)	—
Net realized capital gains	(0.48)		(0.41)	(0.21)	—

Total Distributions	(0.56)		(0.46)	(0.26)	—

Net asset value, end of the period	$14.85		$13.33	$13.48	$10.55

Total return(c)	16.65%		2.27%	30.96%	5.50	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,308		$52,147	$16,053	$9,793
Net expenses(e)	1.01	%(f)	1.02%	1.04%	1.05	%(g)
Gross expenses	1.23%		1.37%	2.31%	2.55	%(g)
Net investment income	0.30%		0.33%	0.40%	0.45	%(g)
Portfolio turnover rate	37%		24%	17%	12%

*	From commencement of Class operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%. See Note 6 of Notes to Financial Statements.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  28

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2019		Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$18.13		$18.59		$15.38		$14.82		$14.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.07		0.06		0.03		0.01
Net realized and unrealized gain (loss)	1.90		0.91		3.41		0.83		0.47

Total from Investment Operations	2.04		0.98		3.47		0.86		0.48

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.10)		(0.01)		(0.00	)(b)	—
Net realized capital gains	(1.54)		(1.34)		(0.25)		(0.30)		(0.44)

Total Distributions	(1.54)		(1.44)		(0.26)		(0.30)		(0.44)

Net asset value, end of the period	$18.63		$18.13		$18.59		$15.38		$14.82

Total return(c)	13.67	%(d)	5.62	%(d)	22.86	%(d)	5.91	%(d)	3.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,434		$17,703		$22,268		$20,502		$15,794
Net expenses	1.16	%(e)(f)	1.22	%(e)(g)	1.28	%(e)(h)	1.34	%(e)(i)	1.40%
Gross expenses	1.21%		1.27%		1.33%		1.37%		1.40%
Net investment income	0.84%		0.41%		0.39%		0.18%		0.05%
Portfolio turnover rate	51%		54%		66%		64%		35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.15%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2018, the expense limit decreased from 1.25% to 1.20%.
(h)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.25%.
(i)	Effective July 1, 2016, the expense limit decreased from 1.40% to 1.30%.

See accompanying notes to financial statements.

29  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2019		Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$17.31		$17.84		$14.87		$14.44		$14.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.02		(0.06)		(0.06)		(0.08)		(0.10)
Net realized and unrealized gain (loss)	1.77		0.87		3.28		0.81		0.46

Total from Investment Operations	1.79		0.81		3.22		0.73		0.36

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.54)		(1.34)		(0.25)		(0.30)		(0.44)

Net asset value, end of the period	$17.56		$17.31		$17.84		$14.87		$14.44

Total return(b)	12.86	%(c)	4.77	%(c)	21.96	%(c)	5.14	%(c)	2.52%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,313		$6,917		$7,429		$7,693		$5,607
Net expenses	1.91	%(d)(e)	1.96	%(d)(f)	2.03	%(d)(g)	2.09	%(d)(h)	2.15%
Gross expenses	1.96%		2.01%		2.08%		2.12%		2.15%
Net investment income (loss)	0.09%		(0.32)%		(0.37)%		(0.58)%		(0.69)%
Portfolio turnover rate	51%		54%		66%		64%		35%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 1.95% to 1.90%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2018, the expense limit decreased from 2.00% to 1.95%.
(g)	Effective July 1, 2017, the expense limit decreased from 2.05% to 2.00%.
(h)	Effective July 1, 2016, the expense limit decreased from 2.15% to 2.05%.

See accompanying notes to financial statements.

|  30

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class N
	Year Ended November 30, 2019		Year Ended November 30, 2018		Period Ended November 30, 2017*
Net asset value, beginning of the period	$18.26		$18.73		$16.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.13		0.09
Net realized and unrealized gain (loss)	1.91		0.89		2.36

Total from Investment Operations	2.10		1.02		2.45

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.15)		—
Net realized capital gains	(1.54)		(1.34)		—

Total Distributions	(1.60)		(1.49)		—

Net asset value, end of the period	$18.76		$18.26		$18.73

Total return(b)	13.93%		5.90%		15.05	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1		$1		$1
Net expenses(d)	0.87	%(e)	0.93	%(f)	0.97	%(g)(h)
Gross expenses	63.51%		13.54%		14.62	%(g)
Net investment income	1.10%		0.68%		0.80	%(g)
Portfolio turnover rate	51%		54%		66	%(i)

*	From commencement of Class operations on March 31, 2017 through November 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2019, the expense limit decreased from 0.90% to 0.85%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2018, the expense limit decreased from 0.95% to 0.90%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(i)	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

See accompanying notes to financial statements.

31  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2019		Year Ended November 30, 2018		Year Ended November 30, 2017		Year Ended November 30, 2016		Year Ended November 30, 2015
Net asset value, beginning of the period	$18.25		$18.71		$15.48		$14.90		$14.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.13		0.11		0.06		0.05
Net realized and unrealized gain (loss)	1.90		0.90		3.41		0.85		0.47

Total from Investment Operations	2.09		1.03		3.52		0.91		0.52

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.15)		(0.04)		(0.03)		(0.01)
Net realized capital gains	(1.54)		(1.34)		(0.25)		(0.30)		(0.44)

Total Distributions	(1.59)		(1.49)		(0.29)		(0.33)		(0.45)

Net asset value, end of the period	$18.75		$18.25		$18.71		$15.48		$14.90

Total return	13.94	%(b)	5.86	%(b)	23.13	%(b)	6.22	%(b)	3.56%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$204,856		$175,017		$123,746		$104,324		$78,483
Net expenses	0.91	%(c)(d)	0.96	%(c)(e)	1.03	%(c)(f)	1.09	%(c)(g)	1.15%
Gross expenses	0.96%		1.01%		1.08%		1.12%		1.15%
Net investment income	1.09%		0.68%		0.64%		0.43%		0.31%
Portfolio turnover rate	51%		54%		66%		64%		35%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2019, the expense limit decreased from 0.95% to 0.90%. See Note 6 of Notes to Financial Statements.
(e)	Effective July 1, 2018, the expense limit decreased from 1.00% to 0.95%.
(f)	Effective July 1, 2017, the expense limit decreased from 1.05% to 1.00%.
(g)	Effective July 1, 2016, the expense limit decreased from 1.15% to 1.05%.

See accompanying notes to financial statements.

|  32

Notes to Financial Statements

November 30, 2019

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Growth Fund (the “Global Growth Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

Global Growth Fund is a diversified investment company. Select Fund is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported

33  |

Notes to Financial Statements (continued)

November 30, 2019

amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“Cboe®”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. On the last

|  34

Notes to Financial Statements (continued)

November 30, 2019

business day of the month, the Funds will fair value S&P 500® Index options using the closing rotation values published by the Cboe®. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

As of November 30, 2019, securities held by Global Growth Fund were fair valued as follows:

Equity Securities[1]	Percentage of Net Assets
$20,231,859	28.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

35  |

Notes to Financial Statements (continued)

November 30, 2019

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  Select Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

|  36

Notes to Financial Statements (continued)

November 30, 2019

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument or index to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded option contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2019 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the

37  |

Notes to Financial Statements (continued)

November 30, 2019

event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, distribution redesignations and partnership basis adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales and partnership basis adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2019 and 2018 were as follows:

	2019 Distributions Paid From:			2018 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Growth Fund	$327,698	$1,934,303	$2,262,001	$186,759	$406,351	$593,110
Select Fund	450,291	16,893,374	17,343,665	1,293,964	12,829,754	14,123,718

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

|  38

Notes to Financial Statements (continued)

November 30, 2019

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

	Global Growth Fund	Select Fund
Undistributed ordinary income	$129,396	$2,813,265
Undistributed long-term capital gains	3,807,876	15,248,550

Total undistributed earnings	3,937,272	18,061,815

Unrealized appreciation	6,363,003	31,359,136

Total accumulated earnings	$10,300,275	$49,420,951

As of November 30, 2019, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Growth Fund	Select Fund
Federal tax cost	$64,101,759	$195,162,126

Gross tax appreciation	$8,309,776	$35,680,802
Gross tax depreciation	(1,945,375)	(4,321,655)

Net tax appreciation	$6,364,401	$31,359,147

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

g.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2019, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter

39  |

Notes to Financial Statements (continued)

November 30, 2019

into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement.  In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 will be effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management is currently assessing the potential impact of these changes to future financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  40

Notes to Financial Statements (continued)

November 30, 2019

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2019, at value:

Global Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$8,581,874	$1,983,209	$—	$10,565,083
Denmark	—	2,410,371	—	2,410,371
France	—	2,918,351	—	2,918,351
Italy	—	567,916	—	567,916
Netherlands	—	1,394,024	—	1,394,024
Switzerland	—	6,067,396	—	6,067,396
United Kingdom	—	4,890,592	—	4,890,592
All Other Common Stocks(a)	40,401,482	—	—	40,401,482

Total Common Stocks	48,983,356	20,231,859	—	69,215,215

Short-Term Investments	—	1,250,945	—	1,250,945

Total	$48,983,356	$21,482,804	$—	$70,466,160

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

A common stock valued at $920,502 was transferred from Level 1 to Level 2 during the period ended November 30, 2019. At November 30, 2018, this security was valued at the market price in the foreign market in accordance with the Fund’s valuation policies. At November 30, 2019, this security was fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the security.

All transfers are recognized as of the beginning of the reporting period.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$221,136,592	$—	$—	$221,136,592
Short-Term Investments	—	5,384,681	—	5,384,681

Total	$221,136,592	$5,384,681	$—	$226,521,273

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2019, there were no transfers among Levels 1, 2 and 3.

41  |

Notes to Financial Statements (continued)

November 30, 2019

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Select Fund used during the period include option contracts.

Select Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. During the year ended November 30, 2019, the Fund engaged in purchased and written put options, in the form of put spreads, to hedge against a decline in equity market values.

Transactions in derivative instruments for Select Fund during the year ended November 30, 2019, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[1]	Options written
Equity contracts	$(1,633,188)	$1,622,247

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[1]	Options written
Equity contracts	$1,391,411	$(1,056,589)

[1]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of net assets, for Select Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2019:

Select Fund**	Put Options Purchased	Put Options Written
Average Market Value of Underlying Securities	12.82%	12.79%
Highest Market Value of Underlying Securities	45.43%	45.43%
Lowest Market Value of Underlying Securities	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2019	0.00%	0.00%

**	Market value of underlying instruments is determined as follows: for indices, by multiplying option contracts by the contract multiplier by the price of the option’s underlying index.

|  42

Notes to Financial Statements (continued)

November 30, 2019

Amounts outstanding at the end of the prior period are included in the average amount outstanding.

5.  Purchases and Sales of Securities.  For the year ended November 30, 2019, purchases and sales of securities (excluding short-term investments and option contracts) were as follows:

Fund	Purchases	Sales
Global Growth Fund	$25,478,730	$22,913,824
Select Fund	108,150,897	104,034,640

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Global Growth Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, L.P. (“Natixis”), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors, L.P. (“Natixis Advisors”), serves as investment adviser to the Select Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.75%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Prior to July 1, 2019, the Fund paid a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Natixis Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.50%, calculated daily and payable monthly, based on the Fund’s average daily net assets. For the period from July 1, 2019 to September 12, 2019 Vaughan Nelson agreed to voluntarily waive fees paid by the Fund at the annual rate of 0.03%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Prior to July 1, 2019, the Fund paid a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to Natixis Advisors are reduced by the amount of payments to Vaughan Nelson.

Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2021, may be terminated

43  |

Notes to Financial Statements (continued)

November 30, 2019

before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	1.25%	2.00%	0.95%	1.00%
Select Fund	1.15%	1.90%	0.85%	0.90%

Prior to July 1, 2019, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	1.30%	2.05%	1.00%	1.05%
Select Fund	1.20%	1.95%	0.90%	0.95%

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2019, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Global Growth Fund	$512,107	$132,323	$10,363	$369,421	0.80%	0.58%
Select Fund	1,667,188	58,666	35,156	1,573,366	0.78%	0.73%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2020.
[2]	Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

|  44

Notes to Financial Statements (continued)

November 30, 2019

No expenses were recovered for either Fund during the year ended November 30, 2019 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2019, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Growth Fund	$5,918	$2,473	$7,420
Select Fund	38,783	16,296	48,890

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trust and Natixis Advisors, effective July 1, 2019, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate

45  |

Notes to Financial Statements (continued)

November 30, 2019

minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million, which is reevaluated on an annual basis.

Prior to July 1, 2019, each Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust of $10 million.

Effective October 1, 2018, State Street Bank agreed to reduce the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2018, Natixis Advisors agreed to voluntarily waive fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver was in effect through June 30, 2019.

For the year ended November 30, 2019, the administrative fees for each Fund were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Global Growth Fund	$28,208	$359	$27,849
Select Fund	94,172	1,293	92,879

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

|  46

Notes to Financial Statements (continued)

November 30, 2019

For the year ended November 30, 2019, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Growth Fund	$16,696
Select Fund	59,486

As of November 30, 2019, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Growth Fund	$161
Select Fund	1,213

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2019 were as follows:

Fund	Commissions
Global Growth Fund	$857
Select Fund	2,303

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $360,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $190,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $20,000. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $15,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each

47  |

Notes to Financial Statements (continued)

November 30, 2019

Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2019, the Chairperson of the Board received a retainer fee at the annual rate of $340,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $170,000, and the chairperson of the Governance Committee received an additional retainer fee at the annual rate of $12,000. All other Trustee fees remained unchanged.

Effective January 1, 2020, the Chairperson of the Board will receive a retainer fee at the annual rate of $369,000, each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $199,000, and the chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $20,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of November 30, 2019, Natixis and affiliates held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund
Global Growth Fund	7.38%
Select Fund	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency

|  48

Notes to Financial Statements (continued)

November 30, 2019

expenses for the Funds’ Class N shares. This undertaking is in effect through March 31, 2020 and is not subject to recovery under the expense limitation agreement described above.

For the year ended November 30, 2019, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Global Growth Fund	$787
Select Fund	792

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended November 30, 2019, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	$881	$369	$787	$21,373
Select Fund	5,169	2,166	792	63,492

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trust, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

49  |

Notes to Financial Statements (continued)

November 30, 2019

For the year ended November 30, 2019, neither Fund had borrowings under this agreement.

9.  Concentration of Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The Select Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2019, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Global Growth Fund	2	37.31%	7.38%	44.69%
Select Fund	2	33.47%	Less than 0.01%	33.47%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

|  50

Notes to Financial Statements (continued)

November 30, 2019

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2019		Year Ended November 30, 2018
Global Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	101,439	$1,389,641	55,513	$750,169
Issued in connection with the reinvestment of distributions	6,102	72,794	3,442	45,503
Redeemed	(55,427)	(758,099)	(34,098)	(459,170)

Net change	52,114	$704,336	24,857	$336,502

Class C
Issued from the sale of shares	42,335	$518,227	40,688	$552,191
Issued in connection with the reinvestment of distributions	1,896	22,333	355	4,651
Redeemed	(16,162)	(217,094)	(4,662)	(62,814)

Net change	28,069	$323,466	36,381	$494,028

Class N
Issued from the sale of shares	651	$8,568	370,191	$5,037,806
Issued in connection with the reinvestment of distributions	10,137	121,236	3	41
Redeemed	(449)	(6,324)	(157,102)	(2,192,826)

Net change	10,339	$123,480	213,092	$2,845,021

Class Y
Issued from the sale of shares	2,246,566	$31,316,800	3,420,773	$46,082,848
Issued in connection with the reinvestment of distributions	170,319	2,037,028	40,764	540,127
Redeemed	(2,063,704)	(28,432,431)	(741,128)	(10,022,005)

Net change	353,181	$4,921,397	2,720,409	$36,600,970

Increase from capital share transactions	443,703	$6,072,679	2,994,739	$40,276,521

51  |

Notes to Financial Statements (continued)

November 30, 2019

11.  Capital Shares (continued).

	Year Ended November 30, 2019		Year Ended November 30, 2018
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	73,087	$1,224,673	287,426	$5,264,059
Issued in connection with the reinvestment of distributions	97,584	1,414,973	91,854	1,591,840
Redeemed	(318,610)	(5,312,893)	(600,541)	(11,109,114)

Net change	(147,939)	$(2,673,247)	(221,261)	$(4,253,215)

Class C
Issued from the sale of shares	39,205	$585,542	119,507	$2,095,201
Issued in connection with the reinvestment of distributions	39,080	537,740	27,460	457,492
Redeemed	(118,410)	(1,903,688)	(163,783)	(2,883,432)

Net change	(40,125)	$(780,406)	(16,816)	$(330,739)

Class N
Issued from the sale of shares	1	$17	—	$—
Issued in connection with the reinvestment of distributions	7	107	5	92
Redeemed	— (a)	(17)	—	—

Net change	8	$107	5	$92

Class Y
Issued from the sale of shares	2,740,064	$44,377,144	3,898,143	$72,584,750
Issued in connection with the reinvestment of distributions	911,924	13,277,611	649,091	11,300,753
Redeemed	(2,318,049)	(39,168,687)	(1,571,820)	(28,600,202)

Net change	1,333,939	$18,486,068	2,975,414	$55,285,301

Increase from capital share transactions	1,145,883	$15,032,522	2,737,342	$50,701,439

(a)	Amount rounds to less than one share.

|  52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund (two of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the “Funds”) as of November 30, 2019, the related statements of operations for the year ended November 30, 2019, the statements of changes in net assets for each of the two years in the period ended November 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian and brokers; when replies

53  |

Report of Independent Registered Public Accounting Firm

were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, MA

January 22, 2020

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  54

2019 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2019, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Growth Fund	100.00%
Select Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2019, unless subsequently determined to be different.

Fund	Amount
Global Growth Fund	$1,934,303
Select Fund	16,893,374

Qualified Dividend Income.  For the fiscal year ended November 30, 2019, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2019, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Growth Fund
Select Fund

55  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Retired	52 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

|  56

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	52 None	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Director of Abt Associates Inc. (research and consulting)	52 Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

57  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	52 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	52 Director, Sterling Bancorp (Bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

|  58

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (Chemicals and Biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)	52 Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)	Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member and Governance Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	52 None	Experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	52 None	Significant experience on the Board; experience as President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Mr. Drucker was appointed to serve an additional one year term as the Chairperson of the Board on June 12, 2019.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since 2016	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Kirk D. Johnson (1981)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2018	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Associate General Counsel, Natixis Distribution, L.P.; Vice President and Counsel, Natixis Investment Managers, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter Smail, Mr. Erik R. Sirri and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/17- 11/30/18	12/1/18- 11/30/19	12/1/17- 11/30/18	12/1/18- 11/30/19	12/1/17- 11/30/18	12/1/18- 11/30/19	12/1/17- 11/30/18	12/1/18- 11/30/19
Natixis Funds Trust II- Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund	$143,479	$144,945	$654	$683	$31,639	$23,969	$—	$—

1.	Audit-related fees consist of:

2018 & 2019 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2018 & 2019 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2018 and 2019 were $32,293 and $24,652 respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis”) and entities controlling, controlled by or under common control with Loomis and Natixis (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/17- 11/30/18	12/1/18- 11/30/19	12/1/17- 11/30/18	12/1/18- 11/30/19	12/1/17- 11/30/18	12/1/18- 11/30/19
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Natixis and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/17- 11/30/18	12/1/18- 11/30/19
Control Affiliates	$59,815	$32,252

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 22, 2020

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 22, 2020